SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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MENTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

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MENTOR CORPORATION

201 Mentor Drive
Santa Barbara, California  93111
Telephone: (805) 879-6000
____________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 14, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mentor Corporation, a Minnesota corporation (the "Company"), will be held Wednesday, September 14, 2005 at 10:00 a.m. local time at the Hotel Andalucia, 31 West Carrillo Street, Santa Barbara, California  93101 (the "Annual Meeting"), to consider and take action upon the following matters, as more fully described in the proxy statement accompanying this notice:

1.	To approve a decrease in the authorized number of members of the Board of Directors from eleven to nine;
2.	To elect a Board of nine directors to serve until the next Annual Meeting, or until their successors are duly elected and qualified;
3.	To approve an amended and restated Long-Term Incentive Plan;
4.	To approve an Employee Stock Purchase Plan;
5.	To approve the amendment of the Company's Bylaws regarding the determination of the number of directors;
6.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2006; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 18, 2005 as the record date for the determination of the shareholders entitled to vote at the meeting or any adjournments or postponements thereof.  Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

                                                                                 BY ORDER OF THE BOARD OF DIRECTORS

                                                                                 /s/A. CHRISTOPHER FAWZY
                                                                                 A. Christopher Fawzy

                                                                                 Secretary

Dated:  July 29, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING.  HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE ANNUAL MEETING WILL BE COUNTED.

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MENTOR CORPORATION
201 Mentor Drive
Santa Barbara, California  93111
____________________________________________________

ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 14, 2005
____________________________________

PROXY STATEMENT
____________________________________

General

The enclosed proxy is solicited by the Board of Directors of Mentor Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Hotel Andalucia, located at 31 West Carrillo Street, Santa Barbara, California, on Wednesday, September 14, 2005, at 10:00 a.m. local time (the "Annual Meeting"), and any and all adjournments or postponements thereof.  This Proxy Statement and form of proxy, along with the Annual Report of the Company for the fiscal year ended March 31, 2005, are being mailed to the Company's shareholders on or about August 6, 2005.

Voting; Quorum; Abstentions and Broker Non-Votes

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement.  Only holders of record of the 42,335,458 shares of the Company's common stock outstanding at the close of business on July 18, 2005 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.  On each matter to be considered at the Annual Meeting, shareholders will be entitled to cast one vote for each share held of record on July 18, 2005.  Holders of common stock do not have cumulative voting rights.

The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute or the Articles of Incorporation of the Company, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

Proposals 1, 3, 4, 5 and 6 each require the approval of a majority of the voting power of all outstanding shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on each such proposal.  Therefore, abstentions as to Proposals 1, 3, 4, 5 or 6 will have the same effect as votes against such proposals.  Broker non-votes as to Proposals 1, 3, 4, 5 or 6, however, will be deemed shares not entitled to vote on such proposals and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.  Directors will be elected under Proposal 2 by a favorable vote of a plurality of the voting power of all outstanding shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on Proposal 2.  Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

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Proxies

All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote:

1.       FOR decreasing the authorized number of members of the Board of Directors from eleven to nine directors;

2.       FOR the election of each of the nominees for election to the Board of Directors listed in the proxy;

3.       FOR the approval of an amended and restated Long-Term Incentive Plan;

4.       FOR the approval of an Employee Stock Purchase Plan;

5.       FOR the approval of the amendment of the Company's Bylaws regarding the determination of the number of directors;

6.       FOR ratification of the appointment of Ernst & Young LLP as independent auditors; and

7.       As to any other business which may properly come before the meeting, in accordance with their best judgment.

Any stockholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy.

Solicitation

The cost of soliciting proxies will be borne by the Company.  The solicitation will be primarily by mail.  Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's common stock.  Further solicitation of proxies may be made by telephone or oral communication with some shareholders by the Company's regular employees who will not receive additional compensation for the solicitation.  The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

PROPOSAL 1

APPROVAL OF DECREASE IN AUTHORIZED NUMBER OF DIRECTORS

General

The Company's Bylaws generally provide that the Board of Directors must consist of not less than three directors, with the number to be determined by a resolution of the shareholders.  At the 2004 Annual Meeting of Shareholders, the authorized number of members of the Company's Board of Directors was set at eleven, and eleven directors were elected by the shareholders.  Two of these directors resigned subsequent to the 2004 Annual Meeting of Shareholders.  The Company's shareholders are being asked to approve a decrease in the authorized number of members of the Board of Directors from eleven to nine directors.

The proposed decrease in the authorized number of directors will reduce the number of board positions to match the number of nominees, avoid vacant positions and permit the shareholders to elect nine individuals to the Board.

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Proposal

At the Annual Meeting, shareholders will be asked to approve a decrease in the authorized number of members of the Board of Directors from eleven to nine directors.  Approval of this Proposal requires the affirmative vote of a majority of the voting power of all outstanding shares of the Company's common stock present, in person or represented by proxy, at the Annual Meeting and entitled to be voted on this Proposal.  The Board of Directors recommends a vote FOR this Proposal.

PROPOSAL 2

ELECTION OF DIRECTORS

General

Directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified.  The number of directors currently authorized is eleven.  If Proposal 1 is approved, the authorized number of directors will be decreased to nine.

The Board of Directors has proposed nine individuals as nominees to serve as directors of the Company.  The nine individuals identified below, each of whom was elected to his present term of office by the shareholders at the 2004 Annual Meeting of Shareholders, will be presented as nominees for election to the Board.

Unless individual shareholders specify otherwise, the shares represented by each returned proxy will be voted FOR the election of the nine nominees named below.  Although it is anticipated that each nominee will be able and willing to serve as a director, should any nominee become unable or unwilling to serve, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy or (2) for the balance of the nominees, leaving a vacancy, but may not vote for more than nine individuals.

The following sets forth certain information concerning nominees for directors of the Company:

Nominee	Age	Director Since	Positions and Offices Held with the Company
Joseph E. Whitters	47	2004	Chairman of the Board
Michael L. Emmons	64	2004	Director
Walter W. Faster	72	1980	Director
Eugene G. Glover	62	1969	Director
Joshua H. Levine	47	2004	President, Chief Executive Officer and Director
Michael Nakonechny	77	1980	Director
Ronald J. Rossi	65	1999	Director
Jeffrey W. Ubben	44	2003	Director
Dr. Richard W. Young	78	1990	Director

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Joseph E. Whitters has held various financial, accounting and tax positions at First Health Group Corp., a managed health care company, from 1986 until January 2005, including being the CFO from 1988 until 2004.  In January 2005, First Health Group Corp. was acquired.  Prior to joining First Health Group Corp., Mr. Whitters was employed in various financial, accounting and tax positions by United HealthCare Corp., Overland Express and Peat Marwick.  Mr. Whitters is a certified public accountant.  He is also a director of Omnicell, Inc. and Luminent Mortgage Capital.

Michael L. Emmons retired from Accenture, a worldwide consulting firm (formerly known as Andersen Consulting), in August 2001 where he had developed and managed its worldwide tax function since 1995.  Prior to joining Accenture, he had been a tax partner with Arthur Andersen & Co., where he was employed for over 28 years in various tax and management positions.  Mr. Emmons is a certified public accountant and an attorney.

Walter W. Faster retired as Vice President, Corporate Growth and Development for General Mills, Inc., a manufacturer of packaged foods and other consumer goods, in 1997.  Prior to his retirement, he served in various executive marketing and finance capacities with General Mills, Inc. from 1963 to 1997.  Prior to that, he served as a management consultant with Booz, Allen and Hamilton, an international consulting firm.

Eugene G. Glover is a founder of the Company and held the position of Vice President, Engineering from 1969 to 1986.  In October 2000, he was appointed Senior Vice President, Advanced Development.  He retired as an employee of the Company as of August 31, 2004.

Joshua H. Levine joined the Company in October 1996 as Vice President, Sales, Aesthetic Products.  In September 1998, he was promoted to Domestic Vice President, Sales and Marketing, Aesthetic Products.  In January 2000, Mr. Levine resigned to join a start-up practice management organization, The Plastic Surgery Company, where he was Chief Development Officer until his resignation in September 2000.  More than a year after his resignation, in March 2002, The Plastic Surgery Company filed a voluntary petition in bankruptcy under Chapter 11 of the U.S. Bankruptcy Code.  In September 2000, Mr. Levine rejoined the Company as Vice President, Domestic Sales and Marketing for Aesthetic Products, and in November 2001, he assumed global responsibilities for all of aesthetic sales and marketing activities.  Mr. Levine was promoted to Senior Vice President, Global Sales and Marketing in June 2002.  In December 2003, Mr. Levine was promoted to President and Chief Operating Officer, followed by his promotion to President and Chief Executive Officer in May 2004.  Prior to joining the Company, from 1989 to 1996, Mr. Levine was with Kinetic Concepts, Inc., a specialty medical equipment manufacturer, in a variety of executive level sales and marketing positions, ultimately serving as Vice President and General Manager of KCI Home Health Care Division.

Michael Nakonechny has been President of NAK Associates Corp., a closely held engineering consulting company, since 1981.  He also served as Chairman of the Board, President, Chief Executive Officer and Secretary of Transducer Systems, Inc., a manufacturer of electro-mechanical transducers, from November 1968 to January 1989.

Ronald J. Rossi was Chief Executive Officer of LoJack Corporation, a company which develops and markets stolen vehicle recovery technology, from November 2000 until February 1, 2005 and continues to serve as its Chairman of the Board, a position to which he was first elected in March 2001.  Mr. Rossi has been a member of the Board of UST, Inc. a consumer products company, since June 2004.  Mr. Rossi served as President of Oral-B Worldwide, a maker of oral personal care products and a subsidiary of The Gillette Company, from 1998 to 2000.  He also served as President of Gillette North America Grooming Division from 1988 to 1998 and prior to that held various executive and sales and marketing positions at The Gillette Company.

Jeffrey W. Ubben is a founder and has been a Managing Member of VA Partners, L.L.C., an investment partnership, since 2000.  From 1995 to 2000, Mr. Ubben was a Managing Partner of Blum Capital, an investment management firm.  Prior to that, he was a portfolio manager for Fidelity Investments from 1987 to 1995.  Mr. Ubben is a director of Per Se Technologies, Inc. and Gartner Inc.

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Dr. Richard W. Young has been a private investor since April 1992.  Prior to that, he was Chairman and Chief Executive Officer of Mentor O & O, Inc. from April 1985 until its purchase by the Company in 1990.  Following its purchase by the Company, Dr. Young served as a consultant of the Company until 1992.  Dr. Young was also President of Houghton Mifflin Company, a publishing firm, from 1982 to 1985 and Executive Vice President of Polaroid Corporation, an instant imaging company, from 1972 to 1982.  Dr. Young is a director of Bay State Milling Company, a flour milling company.

Certain Litigation

On March 4, 2004, John H. Alico, et. al., d/b/a PTF Royalty Partnership ("PTF") filed a lawsuit against the Company in the Business Litigation Session of the Superior Court of Massachusetts, Suffolk County in which PTF alleges, among other things, breach of a merger agreement that involved the Company's acquisition of Mentor O&O, Inc. ("O&O"), an unrelated entity at that time, which was dated as of March 14, 1990 ("Merger Agreement") (prior to the merger, O&O had no affiliation with the Company).  PTF alleges that the Company breached the terms of the Merger Agreement by failing to exert commercially reasonable and diligent efforts to obtain approval by the FDA for a product used for the treatment of urinary incontinence and by failing to accurately account for and pay royalties due thereunder.  PTF seeks damages in excess of $18 million, which is the maximum amount of royalties PTF could have received under the Merger Agreement.  After almost ten years, in or about January 2001, the Company elected to discontinue pursuing FDA approval for the product, given the FDA's repeated and ongoing concerns regarding the product's use for urinary incontinence.  The Company complied with all of its obligations under the Merger Agreement, which specifically provided that it was under no obligation to engage in efforts or expenditures in respect of the product which it in good faith deemed to be inadvisable based on various factors.  Accordingly, the Company intends to vigorously defend the lawsuit.  Dr. Richard Young, a member of the Company's Board of Directors since March 1990, was a partner of PTF and was formerly named as a plaintiff in the above action.  Dr. Young was a shareholder and principal of O&O prior to the merger and was instrumental in facilitating the transition after the merger.  Pursuant to Dr. Young's request, the PTF Partnership Agreement was recently amended to permit withdrawal of partners from the PTF Royalty Partnership upon notice.  On June 3, 2005, Dr. Young submitted his notice of withdrawal to the Partnership, and a joint stipulation removing Dr. Young from the caption of the complaint and as a named party to the litigation was entered by the court in June 2005.

Corporate Governance

Pursuant to Minnesota law and the Company's Bylaws, the Company's business and affairs are managed by or under the direction of the Board of Directors.  Members of the Board are kept informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Copies of the written committee charters for the Audit, Compensation and Nominating and Governance Committees, as well as the Company's Corporate Governance Guidelines, its Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics are available on the Company's website, and can be found under the Investor Relations and Corporate Governance links.  The Company's website is www.mentorcorp.com.  Copies are also available in print, free of charge, by writing to Investor Relations, Mentor Corporation, 201 Mentor Drive, Santa Barbara, California 93111.  The Company may post amendments to or waivers of the provisions of the Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics, if any, on the website.  Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Director Independence

The Board has determined that all of the director nominees, other than Messrs. Glover and Levine, including those who serve on the Audit, Compensation and Nominating and Governance Committees, are "independent" under the listing standards of the New York Stock Exchange, as well as in the assessment of the Board and that the members of the Audit Committee are also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.  The Board based this determination primarily on a review of the responses of the director nominees and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

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Board Committees and Meetings

The Board of Directors held ten meetings during the fiscal year ended March 31, 2005.  The Board of Directors has standing Compensation, Audit and Nominating and Governance Committees.  Each incumbent director attended at least 80% of the total number of meetings of the Board of Directors and Board Committees on which that director served.  Members of the Board and its committees also consulted informally with management from time to time and acted by written consent without a meeting.

Audit Committee.  The Charter for the Audit Committee of the Board of Directors is available on the Company's website.  Please note that the information on the Company's website is not incorporated by reference in this Proxy Statement.  The Charter requires that the Audit Committee be comprised of at least three members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange.  The current members of the Audit Committee are Messers. Emmons, Faster, Nakonechny and Whitters.  Although more than one member of the committee is believed to qualify as an audit committee financial expert, the Board has designated Mr. Emmons as that expert.

The Audit Committee assists the Board of Directors in discharging its responsibilities to oversee the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal auditors.  It has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.  The committee is also responsible for producing an Audit Committee Report for inclusion in the Company's proxy statement.  The Audit Committee held fifteen meetings during the fiscal year ended March 31, 2005.

Compensation Committee.  The Charter for the Compensation Committee of the Board of Directors is available on the Company's website.  The Charter requires that the Compensation Committee be comprised of at least two members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange.  The current members of the Compensation Committee are Messers. Ubben, Faster, Nakonechny, Rossi and Young.

The Compensation Committee assists the Board of Directors in discharging its responsibilities in respect of compensation of the Company's executive officers and directors, including, among other things, annual salaries and bonuses, stock options, and other incentive compensation arrangements.  In addition, it administers the Company's stock option plan.  The committee is also responsible for producing a Compensation Committee Report for inclusion in the Company's proxy statement.  The Compensation Committee and the Stock Option Committee of the Board of Directors, which had the same committee members and was consolidated into the Compensation Committee in July 2004, held a total of seven meetings during the fiscal year ended March 31, 2005.

Nominating and Governance Committee.  The Charter for the Nominating and Governance Committee of the Board of Directors is available on the Company's website.  The Charter requires that the Nominating and Governance Committee be comprised of at least two members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange.  The current members of the Nominating and Governance Committee are Messers. Rossi, Faster, Nakonechny and Young.

The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the full Board of Directors nominees for election as directors.  To fulfill this role, the committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.  In considering candidates for directors, the committee takes into account a number of factors, including the following:  (i) independence under applicable listing standards; (ii) relevant business experience; (iii) judgment, skill, integrity and reputation; (iv) number of other boards on which the candidate serves; (v) other business and professional commitments; (vi) potential conflicts of interest with other pursuits; (vii) whether the candidate is a party to any action or arbitration adverse to the Company; (viii) financial and accounting background to enable the committee to determine whether the candidate would be suitable for possible Audit Committee membership or quality as an "audit committee financial expert;" (ix) executive compensation background, to enable the committee to determine whether a candidate would be suitable for Compensation Committee membership; (x) whether the candidate has agreed to be interviewed by the Committee if requested; (xi) the size and composition of the existing Board; and (x) diversity the candidate offers to the Board and the Company.

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In addition, candidates must be willing and able to devote the required amount of time to Company business.  In evaluating candidates, the committee seeks to achieve a balance of knowledge, experience and capability on the Board.

The Nominating and Governance Committee will consider qualified candidates for directors suggested by shareholders applying the criteria for candidates described above and considering the additional information referred to below.  Shareholders wishing to suggest a candidate for director should write the Chairman of the Nominating and Governance Committee at the Company's principal executive offices and include: (i) the shareholders' name and contact information; (ii) a statement that the writer is a stockholder of record and is proposing a candidate for consideration by the committee; (iii) the name of and contact information for the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate's business and educational experience; (v) information regarding each of the factors listed above, other than that regarding Board size and composition, sufficient to enable the committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to the Board; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company; (viii) detailed information about any relationship or understanding between the proposing shareholder and candidate and (ix) all other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of the candidate as a director.  In order to give the committee sufficient time to evaluate a recommended candidate, the recommendation should be received by the Chairman of the Nominating and Governance Committee at the Company's principal executive offices not later than the 120th calendar day before the one year anniversary of the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders.

Before nominating a sitting director for reelection at an annual meeting, the committee will consider the director's performance on the Board and whether the director's reelection will be consistent with the Company's Corporate Governance Guidelines.

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others.  After conducting an initial evaluation of the candidate, the committee will interview the candidate if it believes the candidate might be suitable for a director.  The committee may also ask the candidate to meet with management.  If the committee believes the candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate's election.  The Committee has recommended the nomination of the individuals named in this Proposal 2 for election to the Board of Directors at this Annual Meeting.

In addition to the above, the Nominating and Governance Committee is responsible for developing and recommending to the Board a set of corporate governance principals applicable to the Company and overseeing the evaluation of the Board of Directors and management.  The Nominating and Governance Committee held three meetings during the fiscal year ended March 31, 2005.

Executive Sessions.  Non-management directors meet regularly in executive session without management.  Non-management directors are all those who are not Company officers and include directors, if any, who are not "independent" by virtue of the existence of a material relationship with the Company.  Executive sessions are led by the Chairman of the Board.  An executive session is held in conjunction with each regularly scheduled quarterly Board meeting and other sessions may be called by the Chairman or at the request of other directors.

Compensation of Directors

Board members who are employees of the Company receive no additional compensation for their services as directors.  Each non-employee member of the Board of Directors of the Company receives a quarterly base fee of $12,500, or a total annual base fee of $50,000.  The Chairman of the Board, who is a non-employee Director, receives an additional quarterly fee of $25,000.  The Chairperson of the Audit Committee, who is also a non-employee Director, receives an additional $1,250 quarterly.  The quarterly fee for Mr. Ubben's service as a director is paid directly to VA Partners, LLC, the investment partnership he founded and for which he is the Managing Member.

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Following shareholder approval of the Company's 2000 Long-Term Incentive Plan in October 2000, each non-employee director was granted an option to purchase what is now equivalent to 60,000 shares of common stock at an exercise price equal to the fair market value per share of the common stock on the date of such grant.  These options have a term of ten years and become exercisable in four equal annual installments over the optionee's period of Board service, beginning one year after the grant date.  In 2003, Mr. Ubben was named a non-employee director, but due to the large share holdings of VA Partners, LLC, the investment partnership he founded and manages, he was not granted any options to purchase shares of common stock.  On September 14, 2004, Messrs. Emmons and Whitters were named directors and each was granted an option to purchase 20,000 shares of common stock at an exercise price equal to the fair market value per share of the common stock on the date of such grant.  On February 19, 2005, Mr. Whitters was named Chairman of the Board of Directors and granted an option to purchase an additional 20,000 shares of common stock at an exercise price equal to the fair market value per share of the common stock on the date of such grant.  Although additional grants of options may be made in the future, it is contemplated that, if Proposal 3 is approved by the shareholders, each non-employee director will receive an award of 10,000 shares of restricted stock in lieu of option grants.  It is contemplated that current directors receiving these awards would not receive any additional grants for a period of three years.  These restricted stock awards would be conditioned on the award recipient's agreement to achieve and maintain levels of ownership of the Company's common stock in the amount of at least three times the directors' annual base fees of $50,000.

Director Attendance at Annual Meetings

The Company typically schedules a Board meeting in conjunction with its annual meeting of shareholders and expects that the Company's directors will attend, absent a valid reason.  Last year ten directors attended the Company's annual meeting of shareholders.

Proposal

At the Annual Meeting, shareholders will be asked to elect nine directors to serve on the Company's Board of Directors until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  The nominees receiving the highest number of affirmative votes of the voting power of all outstanding shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on this Proposal shall be elected.  The Board of Directors recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

General

At the Annual Meeting, shareholders will be asked to approve an amended and restated version of the Company's Amended 2000 Long-Term Incentive Plan referred to as the 2005 Long-Term Incentive Plan (the "2005 Plan").  The 2005 Plan was adopted, subject to shareholder approval, by the Board of Directors on July 25, 2005.  The 2005 Plan reflects, among other things, the following amendments:

•     Types of Awards.  The 2005 Plan provides the Company with flexibility to grant awards other than stock options, including but not limited to stock bonuses, restricted stock, stock units and dividend equivalents.

•     Performance-Based Awards.  Section 162(m) of the U.S. Internal Revenue Code generally provides that the Company may not be permitted to take a federal income tax deduction for certain compensation in excess of $1,000,000 paid to any one of its executive officers named in the "Summary of Cash and Certain
Other Compensation" table in any one year.  Certain performance-based compensation, however, is exempt from the Section 162(m) limit.  That is, Section 162(m) does not preclude the Company from taking a federal income tax deduction for certain qualifying performance-based compensation paid to a named executive officer in a year even if that compensation exceeds $1,000,000.  The 2005 Plan allows the Company to grant awards intended to qualify as performance-based compensation within the meaning of Section 162(m) in addition to other awards such as stock options which may also qualify as performance-based compensation within the meaning of Section 162(m).  (See "Summary Description of the 2005 Plan - Performance-Based
Awards" below.)

•     Extension of Plan Term.  The 2005 Plan extends the term of the plan until July 24, 2015.

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Shareholders are not being asked to increase the number of shares of the Company's common stock available for award grants under the plan.  The 2005 Plan retains the existing share limit of 6,000,000 shares.  As of July 15, 2005, 3,373,458 shares were subject to outstanding awards under the plan, and 1,650,799 shares remained available for award grant purposes under the plan.  As of July 15, 2005, 4,641,263 shares were subject to all outstanding options granted by the Company under its equity compensation plans (including the shares then subject to outstanding options under the 2005 Plan), the weighted-average exercise price of these options was $22.11 per share, and the weighted-average contractual life of these options was 7.34 years.  No new awards may be granted under any equity compensation plan maintained by the Company other than the 2000 Plan, which, if Proposal 3 is approved, would be amended and restated as the 2005 Plan.

The Board of Directors approved the 2005 Plan to give the Company increased flexibility in structuring equity and cash bonus awards to its employees and directors.  The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2005 Plan are an important attraction, retention and motivation tool for participants in the plan.

Summary Description of the 2005 Plan

The principal terms of the 2005 Plan are summarized below.  The following summary is qualified in its entirety by the full text of the 2005 Plan, which appears as Exhibit A to this Proxy Statement.

Purpose.  The purpose of the 2005 Plan is to promote the success of the Company and the interests of its shareholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company.  Equity-based awards are also intended to further align the interests of award recipients and the Company's shareholders.

Administration.  The Board of Directors or one or more committees appointed by the Board of Directors administers the 2005 Plan.  The Board of Directors has delegated general administrative authority for the 2005 Plan to the Compensation Committee.  A committee may delegate some or all of its authority with respect to the 2005 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company if permitted by applicable law.  (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator").

Subject to the other provisions of the 2005 Plan, the Administrator has broad authority with respect to award grants including, without limitation, the authority:

•     to select participants and determine the type(s) of award(s) that they are to receive;

•     to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•     to cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•     to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•     to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•     to allow the purchase price of an award or shares of the Company's common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company's common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the
Administrator may authorize, or any other form permitted by law.

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No Repricing.  In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by shareholders) will any adjustment be made to a stock option award under the 2005 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility.  Persons eligible to receive awards under the 2005 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.  Currently, approximately 2,000 officers and employees of the Company and its subsidiaries (including all of the Company's named executive officers), and each of the Company's eight non-employee directors are considered eligible under the 2005 Plan at the present time.

Authorized Shares; Limits on Awards.  The maximum number of shares of the Company's common stock that may be issued or transferred pursuant to awards under the 2005 Plan is 6,000,000 shares.

The following other limits are also contained in the 2005 Plan:

•     The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 6,000,000 shares.

•     The maximum number of shares subject to those options that are granted during any fiscal year to any individual under the plan is 500,000 shares.

•     The maximum number of shares subject to all awards that are granted during any fiscal year to any individual under the plan is 500,000 shares.  This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

•     "Performance-Based Awards" under Section 5.2 of the 2005 Plan payable only in cash and not related to shares and granted to a participant in any one fiscal year will not provide for payment of more than $1,000,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2005 Plan.  In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2005 Plan.  To the extent that shares are delivered pursuant to the exercise of a stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued.  Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2005 Plan will again be available for subsequent awards under the 2005 Plan.  In addition, the 2005 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2005 Plan.

Types of Awards.  The 2005 Plan authorizes stock options, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company's common stock or units of the Company's common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2005 Plan.  The 2005 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.  Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company's common stock at a future date at a specified price per share (the "exercise price").  The per share exercise price of an option generally may not be less than the fair market value of a share of the Company's common stock on the date of grant, except with respect to awards granted retroactively in tandem with or as a substitution for another award.  The maximum term of an option is ten years from the date of grant.  An option may either be an incentive stock option or a nonqualified stock option.  Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Awards Under the 2005 Plan" below.  Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2005 Plan.  Incentive stock options may only be granted to employees of the Company or a subsidiary.

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The other types of awards that may be granted under the 2005 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2005 Plan as described below.

Performance-Based Awards.  The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards").  Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2005 Plan (including options which may also qualify as performance-based awards for Section 162(m) purposes).  Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis.  The Administrator will establish the criterion or criteria and target(s) on which performance will be measured.  The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain.  The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total shareholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof.  The performance measurement period with respect to an award may range from three months to ten years.  Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above).  Before any Performance-Based Award (other than an option) is paid, the Administrator must certify that the performance target or targets have been satisfied.  The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.  The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals.  The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards.  Generally, and subject to limited exceptions set forth in the 2005 Plan, if any person acquires more than 20% of the outstanding common stock or combined voting power of the Company, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if shareholders prior to a transaction do not continue to own more than 60% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the Company's assets or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries, or if the Company is dissolved or liquidated, then awards then-outstanding under the 2005 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances.  The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2005 Plan.  For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.  Subject to certain exceptions contained in Section 5.7 of the 2005 Plan, awards under the 2005 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative.  The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2005 Plan, are not made for value.

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Adjustments.  As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2005 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority.  The 2005 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Termination of or Changes to the 2005 Plan.  The Board of Directors may amend or terminate the 2005 Plan at any time and in any manner.  Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan.  For example, shareholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2005 Plan.  (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring shareholder approval.)  Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2005 Plan will terminate on July 24, 2015.  Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan.  Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2005 Plan

The U.S. federal income tax consequences of the 2005 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2005 Plan.  This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.  However, the Company may be entitled to a deduction and the participant may be required to recognize income if there is a sale or other disposition of the shares acquired on exercise of an incentive stock option prior to the expiration of the applicable required holding periods.

The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid.  In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2005 Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered).  Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

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Specific Benefits under the 2005 Plan

Subject to shareholder approval of the 2005 Plan, the Company expects to grant restricted stock awards to certain employees, executive officers and directors of the Company.  It is contemplated that, with respect to its executive officers and directors, these restricted stock awards would be conditioned on the award recipient's agreement to achieve and maintain specified levels of ownership of the Company's common stock throughout the period of his or her employment or service with the Company.  The Board of Directors believes that the investment community values stock ownership by the Company's executive officers and directors and that, by holding an equity position in the Company, executive officers and directors demonstrate their commitment to and belief in the long-term profitability of the Company.

The contemplated restricted stock grants would be made to each of the Company's directors and executive officers, provided that the award recipient agrees to maintain a specified level of ownership of the Company's common stock based on the recipient's base salary or annual retainer, as applicable, and the fair market value of the stock on the date the award is granted.  It is anticipated that the target ownership level for directors and the CEO would be three times the award recipient's base salary or annual retainer, and the target ownership level for other executive officers would be two times the award recipient's base salary.  The Company's other employees would not be subject to the stock ownership guidelines.

If shareholders approve the 2005 Plan, it is contemplated that each non-employee director of the Company would be awarded 10,000 shares of restricted stock, for a total award of 80,000 shares to all current non-employee directors as a group.  Although it is anticipated that the Company's executive officers would also receive restricted stock awards, the number of shares that would be awarded has not yet been determined.   Except for the contemplated restricted stock grants described above, the Company has not approved and is not currently considering any other specific awards that are conditioned upon shareholder approval of the 2005 Plan.  Other than awards to the non-employee directors noted above, if the amendments reflected in the 2005 Plan had been in effect in fiscal 2005, the Company believes that its award grants for fiscal 2005 may have included restricted stock grants or other awards that were not available under the terms of the Amended 2000 Long-Term Incentive Plan, although the Company believes the awards levels under the proposed 2005 Plan would not have been substantially different from the awards actually granted.  For information regarding stock-based awards granted to the Company's named executive officers during fiscal 2005, see the material under the heading "Executive Compensation" below.

The closing market price for a share of the Company's common stock as of July 15, 2005 was $41.85 per share.

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Aggregate Past Grants Under the Amended 2000 Long-Term Incentive Plan

As of July 15, 2005, options covering 4,591,275 shares of the Company's common stock had been granted under the Amended 2000 Long-Term Incentive Plan.  Of these options, the following number of shares have been granted subject to options to the persons and groups identified below:

Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of July 15, 2005 Exercisable Unexercisable
Joshua H. Levine President and Chief Executive Officer	377,000	-	86,500	290,500
Christopher J. Conway Chairman and Chief Executive Officer	220,000	220,000	-	-
Bobby K. Purkait Senior Vice President, Science & Technology	93,500	40,500	33,598	-
Adel Michael Vice Chairman, Chief Financial Officer and Treasurer	266,000	266,000	-	-
Kathleen M. Beauchamp Vice President, Sales and Marketing	127,200	-	30,100	97,100
David J. Adornetto Vice President, Operations	124,000	-	33,000	91,000
Loren L. McFarland Vice President, Chief Financial Officer and Treasurer	79,000	-	26,750	52,250
Cathy S. Ullery Vice President, Human Resources	88,000	-	37,250	50,750
All current executive officers as a group (7 persons)	909,200	11,250	244,100	653,850

On December 13, 2002 the Board of Directors authorized a two-for-one stock split in the form of a 100% stock dividend.  All references to the number of shares and per share amounts have been adjusted to reflect the stock split.

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Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of July 15, 2005 Exercisable Unexercisable
Joseph E. Whitters Director and Nominee	40,000	-	-	40,000
Michael L. Emmons Director and Nominee	20,000	-	-	-
Walter W. Faster Director and Nominee	60,000	-	60,000	20,000
Eugene G. Glover Director and Nominee	86,000	1	56,999	-
Michael Nakonechny Director and Nominee	60,000	-	60,000	29,000
Ronald J. Rossi Director and Nominee	60,000	60,000	-	-
Jeffrey W. Ubben Director and Nominee	-	-	-	-
Dr. Richard W. Young Director and Nominee	60,000	-	60,000	-
All current directors who are not executive officers as a group	386,000	60,001	236,999	89,000
Each other person who has received 5% or more of the options:	0
All employees, including all current officers who are not executive officers or directors, as a group:	3,296,075	906,630	1,228,715	1,160,730

On December 13, 2002 the Board of Directors authorized a two-for-one stock split in the form of a 100% stock dividend.  All references to the number of shares and per share amounts have been adjusted to reflect the stock split.

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Equity Compensation Plan Information

The Company currently maintains two equity compensation plans: the 1991 Stock Option Plan (the "1991 Plan") and the Amended 2000 Long-Term Incentive Plan (the "2000 Plan").  Each of these plans has been approved by the Company's shareholders.  Shareholders are being asked to approve an amended and restated version of the 2000 Plan, as described above, and a new Employee Stock Purchase Plan (the "ESPP"), as described in Proposal 4 below.

The following table sets forth, for the Company's equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of March 31, 2005.

Plan Category	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	6,164,731[1]	$16.83	2,438,986[1]
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	6,164,731	$16.83	2,438,986

1 All of the shares that remained available for future issuance were available under the 2000 Plan.  No new awards may be granted under the 1991 Plan.  On December 13, 2002 the Board of Directors authorized a two-for-one stock split in the form of a 100% stock dividend.  All references to the number of shares and per share amounts have been adjusted to reflect the stock split.  This table does not reflect the 400,000 shares that will be available under the ESPP if shareholders approve Proposal 4.

Proposal

The Board of Directors believes that the approval of the 2005 Plan will give the Company increased flexibility in structuring equity and cash bonus awards to its employees and directors, will promote the interests of the Company and its shareholders and will help the Company and its subsidiaries continue to be able to attract, motivate, retain and reward persons important to its success.

All members of the Board of Directors are eligible for awards under the 2005 Plan and thus have a personal interest in the approval of the 2005 Plan.

At the Annual Meeting, shareholders will be asked to approve the 2005 Plan as described above and set forth in Exhibit A hereto.  Approval of this Proposal requires the affirmative vote of a majority of the voting power of all outstanding shares of the Company's common stock present, in person or represented by proxy, at the Annual Meeting and entitled to be voted on this Proposal.  The Board of Directors recommends a vote FOR this proposal.

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PROPOSAL 4

APPROVAL OF EMPLOYEE STOCK PUCHASE PLAN

General

At the Annual Meeting, shareholders will be asked to approve the Company's Employee Stock Purchase Plan (the "ESPP").  The ESPP was adopted, subject to shareholder approval, by the Board of Directors on May 26, 2005.

Under the ESPP, shares of the Company's common stock will be available for purchase by eligible employees who elect to participate in the ESPP.  Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company's common stock during periodic offering periods.  Initially, the shares will be offered at a 5% discount from their fair market value as of the last day of each offering period.  The ESPP will not be effective without shareholder approval.

The Board of Directors believes that the ESPP will help the Company attract, motivate, retain and reward eligible employees and will help further align the interests of eligible employees with those of the Company's shareholders.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below.  The following summary is qualified in its entirety by the full text of the ESPP, which appears as Exhibit B to this Proxy Statement.

Purpose.  The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company's common stock at a favorable price and upon favorable terms in consideration of the participating employees' continued services.  The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company's employ and to advance the best interests of the Company and those of the Company's shareholders.

Operation of the ESPP.  The ESPP will generally operate in successive three-month periods referred to as "Offering Periods."  The duration of future Offering Periods generally may be changed from time to time.  However, only one Offering Period may be in effect at any one time, and an Offering Period may not be longer than 27 months.  If shareholders approve the ESPP, the Company currently expects that the first Offering Period will commence in October 2005.

On the first day of each Offering Period (the "Grant Date"), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of the Company's common stock.  A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP.  The participant's contributions under the ESPP will be credited to a bookkeeping account in his or her name.  A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period.  Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (the "Exercise Date").  The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant's ESPP account balance as of the Exercise Date by the Option Price for that Offering Period.  Initially, we expect that the "Option Price" for an Offering Period will equal 95% of the fair market value of a share of the Company's common stock on the Exercise Date of that Offering Period.  The determination of the Option Price for future Offering Periods may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of the Company's common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of the Company's common stock on the applicable Exercise Date.  A participant's ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant.  No interest will be paid to any participant or credited to any account under the ESPP.

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Eligibility.  Only certain employees will be eligible to participate in the ESPP.  To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must:

•     be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;

•     be customarily employed for more than 20 hours per week;

•     be customarily employed for more than five months per calendar year; and

•     have been employed by the Company or one of its subsidiaries for at least one year.

As of July 15, 2005, approximately 1,100 employees of the Company and its subsidiaries, including all of our named executive officers, would have been eligible to participate in the ESPP had the plan then been in effect.

Limits on Authorized Shares; Limits on Contributions.  If shareholders approve the ESPP, a maximum of 400,000 shares of the Company's common stock will be available for delivery under the plan.

Participation in the ESPP is also subject to the following limits:

•     A participant cannot contribute more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•     A participant cannot purchase more than 1,500 shares of the Company's common stock under the
ESPP in any one Offering Period.

•     A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable
Offering Period and without giving effect to any discount reflected in the purchase price for the stock)
under the ESPP in any one calendar year.

•     A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the "Code").

The Board of Directors has the flexibility to change the 15%-contribution and the individual-share limits referred to above from time to time without shareholder approval.  However, it cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without shareholder approval.  The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution Adjustments.  As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events.  These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the Company's shareholders.

Termination of Participation.  A participant's election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP.  A participant's participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant is no longer scheduled to work more than 20 hours per week or five months per calendar year.

If a participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest.  However, a participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

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Transfer Restrictions.  A participant's rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration.  The ESPP will be administered by the Board of Directors or by a committee appointed by the Board of Directors.  The Board of Directors has appointed the Compensation Committee of the Board of Directors as the current administrator of the ESPP.  The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP.  Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans.  The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Amendments.  The Board of Directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby.  Shareholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules.  The ESPP administrator also may, from time to time, without shareholder approval and without limiting the Board of Director's amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP's eligibility rules.

Termination.  No new Offering Periods will commence under the ESPP after July 2015 or such earlier date as the Board of Directors may terminate the ESPP.  The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP.  The following summary is not intended to be exhaustive and does not describe state, local or international tax consequences.

The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the U.S. Internal Revenue Code.  Participant contributions to the ESPP are made on an after-tax basis.  That is, a participant's ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option.  The Company will have no tax deduction with respect to either of those events.  A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP.  The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a "Required Holding Period" before selling or disposing of the shares.  The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares, or (2) the gain on the sale of the shares.  Any portion of the participant's gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain.  If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant.  The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

21

The participant has a "Disqualifying Disposition" if the participant disposes of the shares before the participant has held the shares for the Required Holding Period.  If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction.  In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the purchase price paid for the shares, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date.  Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Securities Underlying Awards.  The closing price of a share of the Company's common stock as of July 15, 2005 was $41.85 per share

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company's common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

Equity Compensation Plan Information

For a discussion of the Company's Equity Compensation Plan information, please see page 18 of this Proxy Statement.

Proposal

The Board of Directors believes that the adoption of the ESPP will promote the Company's interests and the interests of its shareholders, and continue to enable the Company to attract, motivate, retain and reward persons important to its success.

Members of the Board of Directors who are also employees or officers of the Company are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP.

At the Annual Meeting, shareholders will be asked to approve the ESPP as described above and set forth in Exhibit B hereto.  Approval of this Proposal requires the affirmative vote of a majority of the voting power of all outstanding shares of the Company's common stock present, in person or represented by proxy, at the Annual Meeting and entitled to be voted on this Proposal.  The Board of Directors recommends a vote FOR this Proposal.

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PROPOSAL 5

APPROVAL OF AMENDMENT TO BYLAWS

General

The Company's Bylaws are posted on its website, www.mentorcorp.com, under its Investor Relations and Corporate Governance links.  Section 2.01 of the Company's Bylaws describes how the number of directors is determined.  The amended and restated Section 2.01 of the Bylaws proposed below will specifically allow the Board to increase the number of directors by no more than two over the number established by the shareholders.  Although Minnesota corporate law generally allows boards of directors to amend bylaws to increase the number of directors by any amount, the Board believes that shareholder approval of the proposed Bylaw amendment should be obtained.  The Board believes it is in the best interest of the Company to allow the Board to add up to two directors without having to call a special meeting or wait until the next annual meeting.  Proposal 1 would reduce the number of directors from 11 to 9.  Assuming Proposal 1 passes, this Proposal 5 would give the directors authority to increase the total number of directors up to eleven until the shareholders establish a new number of directors.  The amendment would also remove certain language that is no longer applicable.  The proposed amended and restated Section 2.01 of the Bylaws is as follows:

Section 2.01      Number, Qualification and Term of Office.  The number of directors shall be established by resolution of the shareholders at a number not less than three, subject to the right of the Board of Directors by resolution to increase such number of directors by no more than two over the number last established by the shareholders.  Directors need not be shareholders.  Each of the directors shall hold office until the annual meeting of shareholders next held after his or her election and until he or she shall resign or have been removed as hereinafter provided.

Proposal

The Board of Directors believes that the proposed amendment of the Bylaws will continue to allow the shareholders to set the minimum number of directors, while permitting the Board to increase the number of directors by no more than two if qualified candidates are identified between annual meetings of shareholders.

At the Annual Meeting, shareholders will be asked to approve the amendment of the Bylaws as described above.  Approval of this Proposal requires the affirmation vote of a majority of the voting power of all outstanding shares of the Company's common stock present, in person or represented by proxy, at the Annual Meeting and entitled to be voted on this Proposal.  The Board of Directors recommends a vote FOR this Proposal.

PROPOSAL 6

RATIFICATION OF INDEPENDENT AUDITORS

General

Pursuant to authority delegated to the Audit Committee by the Board of Directors, the Audit Committee has appointed the firm of Ernst & Young LLP to act as principal independent auditors for the Company for the fiscal year ending March 31, 2006.  This appointment is being submitted to the Company's shareholders for ratification.  Ernst & Young LLP has audited the financial statements of the Company for the fiscal year ended March 31, 2005, and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interests in the Company or its subsidiaries, nor have they had any connection during the past three years with the Company or its subsidiaries in any capacity other than that of independent accountants and auditors.  A representative of Ernst & Young LLP will be present at the 2005 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.  It is anticipated that such representative will be available to respond to appropriate questions from shareholders.

In the event the shareholders do not ratify the appointment of Ernst & Young LLP, the selection of other independent auditors will be considered by the Audit Committee of the Board of Directors.

23

Audit and All Other Fees

The fees billed to the Company by Ernst & Young LLP for services rendered during the fiscal year were as follows:

	Fiscal 2005	Fiscal 2004
Audit Fees (1)	$1,201,420	$432,260
Audit-Related Fees (2)	118,075	152,448
Tax Fees (3)	78,553	126,399
All Other Fees (4)	5,000	-
TOTAL	$1,403,048	$711,107

(1)

Audit Fees - These are fees for professional services performed by Ernst & Young LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and Section 404 attest services, consents and comfort letters and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees - These are fees for assurance and related services performed by Ernst & Young LLP. This includes assistance performing due diligence in connection with potential acquisitions.
(3)

Tax Fees - These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.  This includes preparation or review of original and amended tax returns for the Company and/or its subsidiaries and tax work stemming from our debt offering and other "Audit-Related" items.

(4)	All Other Fees - This category is for fees related to an educational seminar sponsored by Ernst & Young LLP and for the Ernst & Young LLP online subscription service.

Under its Charter, the Audit Committee must pre-approve all engagements of the Company's independent auditor unless an exception to such pre-approval exists under the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission.  Each year, the independent auditor's retention to audit the Company's financial statements, including the associated fee, is approved by the committee.  At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management.  At each subsequent Audit Committee meeting, the committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval.  The committee has delegated to the Chairman of the committee the authority to evaluate and approve engagements on behalf of the committee in the event that a need arises for pre-approval between committee meetings.  If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

Since the April 1, 2004, each new engagement of Ernst & Young LLP has been approved in advance by the Audit Committee and none of those engagements made use of the de minimus exception to pre-approval contained in the Commission's rules.

Proposal

At the Annual Meeting, shareholders will be asked to ratify the appointment of Ernst & Young LLP to act as principal independent auditors for the Company for the fiscal year ending March 31, 2006.  Approval of this Proposal requires the affirmative vote of a majority of the voting power of all outstanding shares of the Company's common stock present, in person or represented by proxy, at the Annual Meeting and entitled to be voted on this Proposal.  The Board of Directors recommends a vote FOR this Proposal.

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OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the common stock of the Company as of June 30, 2005, by (i) each person who beneficially owns more than five percent (5%) of such stock, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the compensation tables below, and (iv) all current directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Approximate Percent of Class
Neuberger Berman, Inc. (2) Neuberger Berman, LLC	6,292,908	14.6%
Jeffrey W. Ubben (3)	4,149,818	9.6%
VA Partners, LLC (4)	4,149,818	9.6%
Fidelity Management & Research Company (5)	2,160,200	5.0%
Eugene G. Glover (6)	995,814	2.3%
Christopher Conway(7)	797,750	1.8%
Walter W. Faster	237,438	*
Joshua H. Levine	174,580	*
Loren L. McFarland	131,750	*
Michael Nakonechny	120,000	*
Richard W. Young	102,150	*
Cathy S. Ullery	94,850	*
David J. Adornetto	89,400	*
Adel Michael (8)	78,835	*
Bobby K. Purkait (9)	77,196	*
Ronald J. Rossi	68,180	*
Kathleen M. Beauchamp	45,200	*
Joseph E. Whitters	7,500	*
Michael L. Emmons	0	-
All current directors and executive officers as a group (15 persons)	6,298,280	14.3%

            *Less than 1%

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(1)

Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, except to the extent spouses share authority under applicable law.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock issuable pursuant to options that are currently exercisable or exercisable within 60 days of June 30, 2005 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  The figures include options to purchase common stock exercisable within 60 days of June 30, 2005 and held by:  Mr. Glover, 106,007 shares; Mr. Conway, 0 shares; Mr. Faster, 120,000 shares; Mr. Levine, 164,500 shares; Mr. McFarland, 130,750; Mr. Nakonechny, 60,000 shares; Dr. Young, 60,000 shares; Ms. Ullery, 94,750 shares; Mr. Adornetto, 89,400 shares; Mr. Rossi, 0 shares; Ms. Beauchamp, 45,100 shares; Mr. Whitters, 0 shares; Mr. Emmons, 0 shares, and all current directors and executive officers as a group, 951,507 shares.

(2)

According to a Schedule 13G, Amendment No. 5 filed with the Securities and Exchange Commission on February 9, 2004, includes (i) 6,292,908 shares beneficially owned by Neuberger Berman, LLC and Neuberger Berman Management, Inc., each a wholly-owned subsidiary of Neuberger Berman, Inc., and Neuberger Berman Genesis Fund (ii) 199,500 shares beneficially owned by Neuberger Berman, LLC and Neuberger Berman Management, Inc. and (iii) 1,954,149 shares beneficially owned by Neuberger Berman, LLC.  Neuberger Berman, Inc. has sole voting power with respect to 297,751 of these shares, shared voting power with respect to 4,725,500 of these shares, and shared dispositive power with respect to all of these shares.  The address of each of these parties is 605 Third Avenue, New York, New York 10158-3698.

(3)

According to a Amendment number 7 to Schedule 13D filed June 10, 2005, the figure includes 4,149,818 shares of common stock beneficially owned by VA Partners, L.L.C. as general partner of ValueAct Capital Partners Co-Investors, L.P. and ValueAct Capital Master Fund, L.P. and VA Partners, L.L.C. , , and as investment advisor of ValueAct Capital International, Ltd.  Mr. Ubben is attributed beneficial ownership of these shares as a managing member of VA Partners, L.L.C., but disclaims beneficial ownership except to the extent of his pecuniary interest in each fund.

(4)

According to a Amendment number 7 to Schedule 13D filed June 10, 2005, the figure includes 4,149,818 shares beneficially owned by VA Partners, L.L.C. serving as the general partner of ValueAct Capital Partners Co-Investors, L.P., ValueAct Capital Master Fund, L.P., and VA Partners, L.L.C., and as investment advisor of ValueAct Capital International, Ltd.  The address for each of these parties is 435 Pacific Avenue, 4th Floor, San Francisco, CA  94133.

(5)

According to a Schedule 13F, Amendment No. 1 filed with the Securities and Exchange Commission on May 18, 2005, includes 1,530,800 shares beneficially owned by Fidelity Management & Research Corp., 537,700 shares beneficially owned by Fidelity Management Trust Company, 91,700 shares beneficially owned by Strategic Advisors Incorporated.  The address for each of these parties is 82 Devonshire Street, Boston, MA  02109.

(6)	Includes 889,807 shares held by a trust of which Mr. Glover is the sole trustee.
(7)	Mr. Conway resigned as a director and executive officer of the Company on February 16, 2005 and reported that he owns 797,750 shares as of June 30, 2005.
(8)	Mr. Michael resigned as a director and executive officer of the Company on February 16, 2005 and reported he owned 78,835 shares as of June 30, 2005.
(9)

Mr. Purkait's employment contract with the Company was terminated on March 25, 2005. He reported ownership of 77,196 shares.  The figure includes 33,598 shares of options exercisable within 60 days of June 30, 2005.

26

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Positions with the Company
Joshua H. Levine	47	President and Chief Executive Officer
Loren L. McFarland	46	Vice President, Chief Financial Officer and Treasurer
David J. Adornetto	43	Vice President, Operations
Kathleen M. Beauchamp	40	Vice President, Sales and Marketing
A. Christopher Fawzy	35	Secretary and General Counsel
Clarke Scherff	58	Vice President, Regulatory Compliance, Quality Assurance and Compliance Officer
Cathy S. Ullery	52	Vice President, Human Resources

For additional information with respect to Mr. Levine who is also a nominee as a director of the Company, see "Election of Directors."

Loren L. McFarland joined the Company in 1985 as General Accounting Manager.  He was promoted to Assistant Controller in 1987 and to Controller in 1989.  In 2001, Mr. McFarland was promoted to Vice President of Finance and Corporate Controller.  In May 2004, he was promoted to the position of Chief Financial Officer and Treasurer.  From 1981 to 1985, Mr. McFarland was employed by Touche Ross and Co., a public accounting firm, as a Certified Public Accountant and auditor.

David J. Adornetto joined the Company in 1992 and has served the company in various management capacities.  In May 1997, he was named Director of Finance for the Company's Manufacturing Operations Division, in May 1999 he was promoted to Vice President Finance for the Company's subsidiary, Mentor Medical, Inc., and in August 2002 he was appointed Vice President Strategic Planning and Operational Development.  In December 2003, Mr. Adornetto was promoted to his current position of Vice President, Operations.  Prior to joining the Company, Mr. Adornetto was employed by Deloitte & Touche as a senior auditor and Certified Public Accountant.

Kathleen M. Beauchamp joined the Company in 1993 as an Aesthetics Sales Representative.  In 1997, she was promoted to National Sales Trainer.  She was promoted in 1998 to Regional Manager in the Company's former Ophthalmic division.  She rejoined the Aesthetics division in late 1998 as the National Sales Manager for Body Contouring.  In 2000, she was promoted to Director of Sales for the domestic Aesthetics business and assumed global responsibilities as Vice President of Aesthetic Sales in 2002.  She was promoted to her current position of Vice President, Sales and Marketing in December, 2003.  Prior to her employment with the Company, Ms. Beauchamp worked in sales positions with Pfizer, Inc. and Centocor, Inc.

A. Christopher Fawzy joined the Company in January 2001 as Staff Attorney, where he was responsible for the Company's contractual arrangements, commercial and product litigation, and general legal compliance.  In February 2002, Mr. Fawzy was promoted to Corporate Counsel.  In December 2003, he was promoted to General Counsel and remains responsible for all legal functions of the Company.  Prior to his employment with the Company, Mr. Fawzy practiced law at Casey & Brannen, P.C., an Illinois-based law firm, where he focused on commercial and civil litigation.

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Clarke Scherff joined the Company in July 1995 as Director, Regulatory Affairs following the acquisition of Optical Radiation Corporation, where he held the position of Group Vice President, Quality Assurance/Regulatory Affairs from April 1993 to June 1995.  He was promoted to Vice President, Quality and Regulatory Assurance in June 1997, to Vice President, Regulatory Compliance and Compliance Officer in October 2000, and resumed the duties of quality assurance and designation as Vice President, Regulatory Compliance/Quality Assurance and Compliance Officer in April 2004.  Prior to Mr. Scherff's employment with the Company, he held various positions of increasing responsibility for American Hospital Corporation/Baxter Healthcare Corporation during 1980 to 1993, ultimately serving as the Director of Quality Assurance.

Cathy S. Ullery joined the Company in 1998 and served in several capacities in the Human Resources Department.  She was promoted to Director, Human Resources in July 1999, and Vice President, Human Resources in May 2002.  Prior to her employment with the Company, Ms. Ullery was Director, Organizational Effectiveness for the City of Tucson from 1993 to 1997.  From 1982 to 1993, she held various positions of increasing responsibility for the Arizona Education Association, an affiliate of the National Education Association, ultimately serving as the Executive Manager for Field Services and Member Programs.

Summary of Cash and Certain Other Compensation

The following table sets forth certain summary compensation information concerning the named executive officers for each of the Company's last three fiscal years.

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position (1)	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation (2) ($)
Joshua H. Levine (3) President and Chief Executive Officer	2005 2004 2003	$375,079 $288,813 $206,881	$310,145 $1,375 $112,401	100,000 85,000 42,000	$17,235 $21,608 $15,263
Christopher J. Conway (4) Chairman and Chief Executive Officer	2005 2004 2003	$410,796 $425,724 $413,763	- $2,130 $304,289	50,000 100,000 70,000	$4,394,230 $29,374 $27,191
Bobby K. Purkait (5) Senior Vice President Science & Technology	2005 2004 2003	$370,353 $272,838 $265,837	$274,177 $126,365 $131,670	7,500 30,000 56,000	$531,577 $22,421 $17,174
Adel Michael (6) Vice Chairman, Chief Financial Officer and Treasurer	2005 2004 2003	$518,248 $344,768 $334,328	- $1,725 $226,125	50,000 110,000 56,000	$3,834,545 $14,139 $16,499
Kathleen M. Beauchamp (7) Vice President Sales and Marketing	2005 2004	$241,942 $264,723	$174,864 $7,365	25,000 36,200	$18,806 $16,450
David J. Adornetto (8) Vice President Operations	2005	$241,942	$168,399	25,000	$15,800
Loren L. McFarland (9) Vice President, Chief Financial Officer and Treasurer	2005	$234,413	$174,950	25,000	$11,852
Cathy S. Ullery (10) Vice President Human Resources	2005 2004 2003	$189,772 $159,654 $144,695	$109,539 $800 $75,255	25,000 20,000 28,000	$14,464 $17,898 $12,698
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(1)	The principal position for each executive officer reflects the executive officers and title held by each of them for the fiscal year ended March 31, 2005.
(2)

All Other Compensation represents matching amounts contributed by the Company on behalf of the named individual under the terms of the Company's 401(k) Plan, the Company provided term life insurance, executive vehicle program, and severance, if applicable.

(3)

Mr. Levine became an executive officer of the Company in September 2001.  In December 2003, Mr. Levine was appointed President and Chief Operating Officer and in May 2004 he was appointed President and Chief Executive Officer.  All Other Compensation for fiscal 2005 totaling $17,235 is comprised of $10,568 covered under the executive vehicle program, $6,033 in matching amounts contributed by the Company on behalf of Mr. Levine under terms of the Company's 401(k) Plan; and $634 in Company provided term life insurance.  All Other Compensation totaling $21,608 and $15,263 for fiscal 2004 and 2003, respectively, is comprised of $14,663 and $9,600 covered under the executive vehicle program; $6,515 and $5,451 in matching amounts contributed by the Company on behalf of Mr. Levine under terms of the Company's 401(k) Plan; and $430 and $212 in Company provided term life insurance.

(4)

Mr. Conway resigned as Chairman of the Board in February 2005 and relinquished his position as Chief Executive Officer in May 2004.  The table reflects compensation for the full fiscal years ending March 31, 2005, 2004, and 2003.  All Other Compensation for fiscal 2005 totaling $4,394,230 is comprised of $2,172,600 in cash severance payments, $29,826 in auto lease payments, $25,000 in office reimbursement, $10,220 covered under the executive vehicle program, $8,559 in matching amounts contributed by the Company on behalf of Mr. Conway under terms of the Company's 401(k) Plan, and $2,700 in Company provided term life insurance.  Also included in this amount, and pursuant to the terms of a severance agreement with the Company, is non-cash compensation for the acceleration and full vesting of previously unvested stock options to acquire 185,000 shares of common stock held by Mr. Conway.  The accelerated options were valued at $2,145,325, the difference between the exercised price and the fair market value on the date of termination.  All Other Compensation totaling $29,374, and $27,191 for fiscal 2004 and 2003, respectively, is comprised of $17,575 and $17,087 covered under the executive vehicle program, $6,097 and $6,523 in matching amounts contributed by the Company on behalf of Mr. Conway under terms of the Company's 401(k) Plan; and $5,702 and $3,581in Company provided term life insurance.

(5)

Mr. Purkait resigned his position as Senior Vice President in March 2005.  The table reflects compensation for the full fiscal years ending March 31, 2005, 2004, and 2003.  All Other Compensation for fiscal 2005 totaling $531,577 is comprised of $510,510 in cash severance payments, $14,587 covered under the executive vehicle program, $5,723 in matching amounts contributed by the Company on behalf of Mr. Purkait under terms of the Company's 401(k) Plan, and $757 in Company provided term life insurance.  All Other Compensation totaling $22,421, and $17,174 for fiscal 2004 and 2003, respectively, is comprised of $15,752 and $10,691 covered under the executive vehicle program, $6,056 and $5,891in matching amounts contributed by the Company on behalf of Mr. Purkait under terms of the Company's 401(k) Plan; and $613 and $592 in Company provided term life insurance.

29

(6)

Mr. Michael resigned as Vice Chairman in February 2005 and relinquished his position as Chief Financial Officer and Treasurer in May 2004.  The table reflects compensation for the full fiscal years ending March 31, 2005, 2004, and 2003.  All Other Compensation for fiscal 2005 totaling $3,834,545 is comprised of $1,500,000 in cash severance payments, $57,145 in auto lease payments, $5,524 covered under the executive vehicle program, $9,213 in matching amounts contributed by the Company on behalf of Mr. Michael under terms of the Company's 401(k) Plan, and $2,191 in Company provided term life insurance.  Also included in this amount, and pursuant to the terms of a severance agreement with the Company, is non-cash compensation for the acceleration and full vesting of previously unvested stock options to acquire 193,000 shares of common stock held by Mr. Michael.  The accelerated options were valued at $2,260,472, the difference between the exercised price and the fair market value on the date of termination.  All Other Compensation totaling $14,139, and $16,499 for fiscal 2004 and 2003, respectively, is comprised of $5,283 and $7,359 covered under the executive vehicle program, $6,532 and $7,493 in matching amounts contributed by the Company on behalf of Mr. Michael under terms of the Company's 401(k) Plan; and $2,324 and $1,647in Company provided term life insurance.

(7)

Ms. Beauchamp was appointed an executive officer of the Company in December 2003. The table reflects compensation for the full fiscal year in which she became an executive officer.  All Other Compensation totaling $18,806 and $16,450 for fiscal 2005 and 2004, respectively, is comprised of $12,869 and $10,000 covered under the executive vehicle program, $5,650 and $6,296 in matching amounts contributed by the Company on behalf of Ms. Beauchamp under terms of the Company's 401(k) Plan, and $287and $154 in Company provided term life insurance.

(8)

Mr. Adornetto was appointed an executive officer of the Company in July 2004. The table reflects compensation for the full fiscal year in which he became an executive officer.  All Other Compensation totaling $15,800 for fiscal 2005 is comprised of $9,600 covered under the executive vehicle program, $5,913 in matching amounts contributed by the Company on behalf of Mr. Adornetto under terms of the Company's 401(k) Plan, and $287 in Company provided term life insurance.

(9)

Mr. McFarland was appointed an executive officer of the Company in May 2004.  The table reflects compensation for the full fiscal year in which he became an executive officer.  All Other Compensation totaling $11,852 for fiscal 2005 is comprised of $5,196 covered under the executive vehicle program, $6,260 in matching amounts contributed by the Company on behalf of Mr. McFarland under terms of the Company's 401(k) Plan, and $396 in Company provided term life insurance.

(10)

Ms. Ullery was appointed an executive officer of the Company in September 2002.  The table reflects compensation for the full fiscal years ending March 31, 2005, 2004, and 2003.  All Other Compensation totaling $14,464 for fiscal 2005 is comprised of $8,383 covered under the executive vehicle program, $5,693 in matching amounts contributed by the Company on behalf of Ms. Ullery under terms of the Company's 401(k) Plan, and $388 in Company provided term life insurance.  All Other Compensation totaling $17,898, and $12,968 for fiscal 2004 and 2003, respectively, is comprised of $12,811 and $8,966  covered under the executive vehicle program, $4,790 and $3,812 in matching amounts contributed by the Company on behalf of Ms. Ullery under terms of the Company's 401(k) Plan; and $297 and $190 in Company provided term life insurance.

30

Options Grants

The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended March 31, 2005 to each of the named executive officers.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/share) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Terms ($) (3) 5% 10%
Joshua H. Levine	100,000	12.3%	$32.47	5/26/14	$2,042,020	$5,174,882
Christopher J. Conway	50,000	6.2%	$32.47	5/26/14	$1,021,010	$2,587,441
Bobby K. Purkait	7,500.9%		$31.63	7/16/14	$149,189	$378,076
Adel Michael	50,000	6.2%	$32.47	5/26/14	$1,021,010	$2,587,441
Kathleen M. Beauchamp	25,000	3.1%	$32.15	6/09/14	$505,474	$1,280,971
David J. Adornetto	25,000	3.1%	$32.15	6/09/14	$505,474	$1,280,971
Loren. L. McFarland	25,000	3.1%	$32.15	6/09/14	$505,474	$1,280,971
Cathy S. Ullery	25,000	3.1%	$32.15	6/09/14	$505,474	$1,280,971
(1)

All options were granted under the Company's Amended 2000 Long-Term Incentive Plan.  Each option will generally become exercisable for the option shares in four equal and successive annual installments over the optionee's period of service with the Company, beginning one year after the grant date.  Each option has a maximum term of ten years, subject to earlier termination immediately prior to a change in control (as defined in the Amended 2000 Long-Term Incentive Plan); alternatively, the administrator of the Amended 2000 Long-Term Incentive Plan may provide for replacement of outstanding options with options to purchase shares of the surviving corporation, or for a cash payment in exchange for the cancellation of outstanding options.  In accordance with the severance agreements with Messrs. Conway and Michael, discussed under "Summary of Cash and Certain Other Compensation", their respective options as reflected in the above table, as well as other previously-granted and unvested options, were accelerated and became fully vested upon the effective date of their respective severance agreements.

(2)

The exercise price of each option is equal to the fair market value of the common stock on the date of grant.  The exercise price may be paid in cash or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3)

Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term.  These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.  There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels, or at any other defined level.

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Aggregated Option Exercises and Year-End Option Values

The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 2005 by each of the named executive officers and the aggregated fiscal year-end value of the unexercised options of each such executive officer.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable Unexercisable		Value of Unexercised In-The-Money Options At Fiscal Year End ($) (2) Exercisable Unexercisable
Joshua H. Levine	-	-	105,250	199,750	$1,772,630	$1,238,190
Christopher J. Conway	-	-	1,104,000	-	$21,989,820	$-
Bobby K. Purkait	14,000	$374,290	263,178	78,000	$5,390,513	$995,695
Adel Michael	140,000	$3,492,474	346,000	-	$4,327,890	$-
Kathleen M. Beauchamp	-	-	27,050	65,150	$407,541	$486,935
David J. Adornetto	-	-	69,650	70,750	$1,326,333	$547,105
Loren L. McFarland	-	-	131,000	52,000	$2,847,580	$352,105
Cathy S. Ullery	-	-	66,500	64,000	$1,195,266	$537,710
(1)	Value realized is based on the fair market value of the Company's common stock on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.
(2)

An In-The-Money option is an option which has an exercise price for the common stock that is lower than the fair market value of the common stock on a specified date.  The fair market value of the Company's common stock at March 31, 2005 was $32.10 per share.

Employment Agreements

On April 27, 2005, the Compensation Committee approved new base salaries and target bonus percentages for its executive officers, and approved changes to the Company's standard executive employment agreement, as discussed below.   Prior to such approval, the Company had entered into the following employment agreements:

The Company entered into an employment agreement with Mr. Levine effective as of May 26, 2004.  The agreement provides that he is to receive (i) an initial base salary of $385,000, (ii) an annual incentive bonus of up to 60% of base salary, (iii) grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program, and (iv) in the case of termination without cause or resignation for good reason (as those terms are defined therein), severance compensation equal to 24 months of base salary plus one additional month for each full year of service, and (v) in the case of termination due to a change in control of the Company (as defined in the applicable agreement), pro-rata bonus for the year plus severance pay equal to 24 months salary and one additional month for each full year of service.

The Company entered into employment agreements with each of Mr. McFarland, Mr. Adornetto and Ms. Beauchamp effective as of August 5, 2004.  Each of these agreements provides that the executive is to receive (i) an initial base salary of $250,000, (ii) an annual incentive bonus of up to 50% of base salary, (iii) grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program, and (iv) in the case of termination without cause or resignation for good reason (as those terms are defined therein), severance compensation equal to 12 months of base salary plus one additional month for each full year of service.

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The Company entered into an employment agreement with Ms. Ullery effective as of August 5, 2004.  The agreement provides that she is to receive (i) an initial base salary of $200,000, (ii) an annual incentive bonus of up to 40% of base salary, (iii) grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program, and (iv) in the case of termination without cause or resignation for good reason (as those terms are defined therein), severance compensation equal to 12 months of base salary plus one additional month for each full year of service.

The Company entered into an employment agreement with Mr. Fawzy effective as of August 5, 2004.  The agreement provides that he is to receive (i) an initial base salary of $180,000 increasing to $195,000 effective January 1, 2005, (ii) an annual incentive bonus of up to 40% of base salary, (iii) grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program, and (iv) in the case of termination without cause or resignation for good reason (as those terms are defined therein), severance compensation equal to 12 months of base salary plus one additional month for each full year of service.

The Company entered into an employment agreement with Mr. Scherff effective as of August 5, 2004.  The agreement provides that he is to receive (i) an initial base salary of $180,702, (ii) an annual incentive bonus of up to 40% of base salary, (iii) grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program, and (iv) in the case of termination without cause or resignation for good reason (as those terms are defined therein), severance compensation equal to 12 months of base salary plus one additional month for each full year of service.

The Compensation Committee's April 27, 2005 approval of new base salaries, target bonus percentages, and revisions to the Company's standard executive employment agreement, were as follows:

Base Salary and Target Bonus Percentages:  The following table sets forth the new base salaries and target bonus percentages approved by the Compensation Committee for the listed individuals:

Name	Base Salary	Target Bonus Percentage of Base Salary
Joshua H. Levine	$ 500,000	100%
Loren L. McFarland	$ 300,000	75%
Kathleen M. Beauchamp	$ 300,000	75%
David J. Adornetto	$ 275,000	75%
A. Christopher Fawzy	$ 240,000	60%
Cathy S. Ullery	$ 206,000	60%
Clarke Scherff	$ 189,000	60%

Other Approved Revisions to Employment Agreements:  The following description sets forth certain other revisions to the employment agreements listed above approved by the Compensation Committee with respect to the provisions related to termination without cause or resignation for good reason.  The approved revisions provide for:

•     payment of full COBRA premiums for twenty-four (24) months following termination;

•     severance compensation equal to 36 months' of executives then current base salary; and

•     a pro-rated amount, based on timing of the executive officer's termination or resignation relative to the end of the then current fiscal year, of the target bonus percentage applicable to such executive officer; provided, however, that if such termination occurs with in twelve (12) months following a change of control, the amount shall be 100% of the target bonus percentage for the year of termination.

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Compensation Committee Interlocks and Insider Participation

During fiscal 2005 Messrs. Faster, Nakonechny, Rossi, Ubben and Young served on the Compensation Committee.  No member of the Compensation Committee was an officer or employee of the Company at any time during fiscal 2005 or at any other time.

On December 13, 2004, the Company repurchased 1,500,000 shares of its common stock from two investment partnerships managed by VA Partners, LLC, at the time our largest shareholder, at a purchase price of $33.85 per share, the closing price of the common stock on the NYSE on that date.  On December 14, the Company repurchased an additional 750,000 shares of its common stock from the same investment partnerships at $34.00 per share, a discount to the $34.41 closing price on the NYSE on that date.  The 2.25 million shares were repurchased for a total of $76.3 million pursuant to the Company's continuing stock repurchase program and represented approximately 5% of outstanding shares before the occurrence of the transactions.   VA Partners, LLC, through several of its investment partnerships, owned 6.9 million shares representing approximately 16% of our outstanding common stock prior to these transactions.  Mr. Jeff Ubben, a managing member of VA Partners, LLC, is a member of Mentor's Board of Directors.  The Company's Audit Committee evaluated and pre-approved the transactions.

COMPENSATION COMMITTEE REPORT

The Company's Compensation Committee (the "Committee") reviews and approves each of the elements of the executive compensation program and assesses the effectiveness and competitiveness of the overall program.

The Company's executive compensation program is designed to accomplish several goals, including:

•     To attract, motivate, retain and reward employees of outstanding ability

•     To link changes in employee compensation to individual and corporate performance

•     To align the interests of management with the interests of the Company's shareholders

•     To facilitate the development of a progressive high performance culture

•     To strengthen the relationship between pay and performance

•     To provide levels of compensation that are competitive with those provided in the markets in which the
Company competes for executives.

Key Provisions of the Executive Compensation Program

The Company's executive compensation plan consists of five components:  base salary, quarterly incentive bonus, annual incentive bonus, special project bonus, and long-term incentive in the form of stock options.  The Company has established a link between pay and performance by emphasizing variable components of the plan, that is, quarterly and annual incentive bonuses, special project bonuses, and stock options.

Base Salary.  The Committee determines base salaries for executive officers on the basis of a number of factors, including an assessment of competitive compensation levels for U.S.-based publicly traded medical equipment and supply companies utilizing data provided by an independent consulting firm, the Company's financial condition, any changes in job responsibilities, and the performance of each executive.  Executive officer base salaries generally are set to be within a competitive range of comparable compensation data for other similarly situated executives within the industry.  Base salaries below the competitive range are adjusted to be within the competitive range.  Base salaries within the competitive range are increased annually to adjust for inflation and other external factors.  The percentage increase in fiscal 2005 was 2%.

Quarterly Incentive Bonus.  Executive officers are eligible to receive a quarterly incentive bonus equivalent to one-half of one percent (0.5%) of their base salaries under a broad program which includes most U.S. employees.  The bonus is earned if the Company achieves its planned operating earnings threshold for each quarter.  In fiscal 2005, the Company reached its planned threshold in each of the four quarters.

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Annual Incentive Bonus.  Executive officers are eligible to receive annual incentive compensation equivalent to a specified percentage of their base salaries under the Company's bonus plan.  The Company establishes bonus pay-out targets (ranging from 60% to 100% of base salary with the potential for a 20% additional bonus for outstanding results of the Company, plus up to a 10% additional bonus for outstanding individual performances, which increases the maximum payout, depending on the executive officer, to 79%, 99% or 132% of base salary) that are designed to bring the level of total annual cash compensation (base salary plus annual incentive bonus) within the range for comparable positions at similar U.S.-based medical equipment and supply companies when superior performance is achieved.  Performance is measured at the corporate, functional unit and individual level.  The total potential bonus for each executive is broken down into several factors as appropriate for that executive's area of responsibility.  Each factor is then weighted with emphasis placed on profitability measures or other appropriate criteria.  These factors, and the relative weight given to each factor, vary with each executive officer at the Committee's sole discretion.  For each factor, the Committee defines and establishes quantifiable and qualitative measures.  No bonus is paid for performance below acceptable levels.

Special Project Bonus.  Certain of the Company's executive officers were eligible to receive special project bonuses for project assignments that are of extra significance to the Company's strategy.  The Compensation Committee had determined the amount of the potential bonus and the appropriate measures to determine the executive's success in achieving project milestones.

Long-term Incentive (Equity Grants).  Generally, the Company has awarded stock options to executive officers on an annual basis, or upon a significant promotion or increase in duties.  Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.  Awards to specific employees, including the Chief Executive Officer, are made on the basis of each employee's job responsibilities and recommendations of the executive officers of the Company concerning the individual's contributions (both historical and potential) to the success of the Company, and generally without regard to prior awards of stock option grants.  These recommendations also take into consideration competitive practices for stock option grants as determined by an independent compensation consultant using survey information.  The survey information encompasses data on both competitive grant levels for individual executives and total options granted as a percentage of shares outstanding.

Subject to shareholder approval of Proposal 3 related to the 2005 Plan, the Company anticipates that it would grant restricted stock awards to its executive officers.  It is expected that these restricted stock awards would be conditioned on the award recipient's agreement to achieve and maintain specified levels of ownership of the Company's common stock throughout the period of his or her employment with the Company.  The Board of Directors believes that the investment community values stock ownership by the Company's executive officers and that, by holding an equity position in the Company, executive officers demonstrate their commitment to and belief in the long-term profitability of the Company.

Chief Executive Officer Compensation

Mr. Conway served as Chief Executive Officer of the Company through May 26, 2004, during which his base salary was $434,948.

On May, 26 2004, Mr. Levine was appointed Chief Executive Officer of the Company, and the Compensation Committee approved a new employment agreement with Mr. Levine.  The agreement established an initial base salary of $385,000, an annual incentive bonus opportunity of up to 60% of base salary, and further provides for grants of options to purchase shares of common stock in amounts consistent with Company's executive compensation program.  The agreement also provided that in the event of termination without cause or resignation for good reason, Mr. Levine would receive severance compensation equal to 24 months of base salary plus one additional month for each full year of service, plus, in the of event such termination following a change of control of the Company, a pro-rata bonus for the year.

For fiscal 2005, Mr. Levine received his total incentive bonus potential of 60%, plus, under the Company's annual incentive bonus plan, an additional 20% of such bonus for outstanding results of the Company and an additional 10% of such bonus for outstanding individual performance, for a total of $304,920, or 79% of his base salary.  The bonus payout was based on the Company's achievement of operating income targets for fiscal 2005, except as to the incremental 10%, which was based on the Compensation Committee's assessment of Mr. Levine's individual performance.  Mr. Levine also participated in the Company's quarterly incentive program, pursuant to which he received a total of $7,700, or 2% of his base salary.

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Severance Arrangements

In connection with Chris Conway's resignation as a director and executive officer of the Company in February 2005, the Company entered into a severance agreement and release with Mr. Conway.  In authorizing this severance agreement, the Committee obtained guidance from an independent compensation specialist, who performed a competitive market review of similar arrangements involving other chairmen and chief executive officers having longstanding employment histories with similarly-situated companies.  The agreement provides for the following:

•     Severance pay in an amount equal to two years base salary, plus one month's base salary for each year of service with the Company (36 years) for a total of $2,172,600;

•     The accelerated vesting of all unvested and unexpired stock options (185,000 shares), held by Mr. Conway;

•     The payment of premiums for Mr. Conway and his dependents' health, dental and vision benefits coverage for up to twelve months following his resignation;

•     The transfer of ownership of the Company automobile used by Mr. Conway at the time of his resignation; and

•     A one-time office allowance payment of $25,000.

This agreement also contains customary confidentiality, release of claims, non-disparagement, non-solicitation, and indemnification provisions and an agreement by Mr. Conway not to engage in any business activity for a period of 24 months that is the same or similar to Mr. Conway's work for the Company and that is directly competitive with the business conducted by the Company at the time of Mr. Conway's resignation.

In connection with Adel Michael's resignation as a director and executive officer in February 2005, the Company entered into a severance agreement and release with Mr. Michael.  Consistent with Mr. Michael's employment agreement with the Company, the severance agreement provides for the following:

•     A payment of $150,000 representing Mr. Michael's remaining base salary ($375,000 per annum) through
June 2005;

•     Severance pay in an amount equal to two years' base salary;

•     A bonus equal to two years' base salary in payment of an incentive bonus previously agreed to by the
Company in connection with special projects to which Mr. Michael had been assigned and that were subsequently terminated by the Company prior to their completion;

•     The accelerated vesting of all unvested and unexpired stock options (193,000 shares) held by Mr. Michael;

•     The payment of premiums for Mr. Michael and his dependents' health, dental and vision benefits and
Mr. Michael's life insurance coverage through June 2008; and

•     The transfer of ownership of the Company automobile used by Mr. Michael upon his payment in the amount of the lease buy-out and transfer costs of the automobile, less the Company's  remaining contractual obligations ($55,200) to Mr. Michael in relation to such automobile.

In addition, the severance agreement contains customary confidentiality, release of claims, non-disparagement, non-solicitation, and indemnification provisions.

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In March 2005, in connection with the termination of Bobby Purkait's employment agreement with the Company, the Company and Mr. Purkait entered into a release agreement.  Consistent with Mr. Purkait's employment agreement, the release agreement provides for the following:

•     A payment of $55,672 representing Mr. Purkait's remaining base salary ($278,460 per annum) through
May 2005;

•     Severance pay in an amount equal to 22 months' base salary;

•     Continued scheduled vesting of his unvested and unexpired stock options through May 2005;

•     Payment in the amount of $90,000 representing the cash incentive bonus for achieving the remaining target milestones as contemplated in his employment agreement; and

•     Continued employee benefits, through May 2005, including vehicle allowance, vacation accruals, and health, dental and vision benefits coverage, as well as the reimbursement of premiums for such health, dental and vision benefits coverage for a period of up to three months after May 31, 2005.

In addition, the release includes customary confidentiality, release of claims, non-disparagement, non-solicitation, and indemnification provisions.

Policy with Respect to Section 162(m) of the Internal Revenue Code.  Subject to certain exceptions, Section 162(m) of the Code disallows a federal income tax deduction for compensation over $1 million paid to certain executive officers in a taxable year.  One exception applies to compensation paid pursuant to shareholder-approved plans that are performance-based.  At the 2001 Annual Meeting, the Company obtained shareholder approval for the Company's Amended 2000 Long-Term Incentive Plan which was designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan will qualify as performance-based compensation.  As a result, the Company believes that stock options granted to its executives qualify for the performance-based exception to the deduction limit.  However, there can be no assurance that the options will so qualify.  If Proposal 3 is approved by the shareholders, the Committee intends to structure future equity and cash awards under the 2005 Plan so as to qualify as "performance-based" compensation under Section 162(m).

The cash compensation paid to the Company's executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer, nor is the compensation to be paid to the Company's executive officers, other than the Chief Executive Officer, for the 2006 fiscal year expected to reach that level.   If the Chief Executive Officer earns the maximum bonus under his existing bonus program for fiscal 2006, his compensation may exceed the $1 million limit and, to the extent it does so, will not be deductible by the Company. The Compensation Committee intends to continue to comply with Section 162(m) in the future to the extent consistent with the best interests of the Company.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Walter W. Faster
Michael Nakonechny
Ronald J. Rossi
Jeffrey W. Ubben
Richard W. Young

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AUDIT COMMITTEE REPORT

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee report by reference therein.

As more fully described in its charter, the Audit Committee oversees the Company's financial reporting and internal control processes on behalf of the Board of Directors, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors.  The Audit Committee approved the engagement of Ernst & Young LLP as the Company's independent auditors for fiscal year 2005.  Management has the primary responsibility for the Company's financial statements and the financial reporting process, including the Company's system of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements for fiscal 2005 with management and Ernst & Young LLP.  Management and Ernst & Young LLP have represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee reviewed with Ernst & Young LLP such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.  In addition, the Audit Committee has discussed with Ernst & Young LLP, the auditors' independence from management and the Company, including the matters in the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committee."  The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit.  The Audit Committee periodically meets with Ernst & Young LLP, with and without management present, to discuss the results of their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

Based upon these reviews and discussions, the Audit Committee has approved the recommendation of Company management that the audited consolidated financial statements for the fiscal year ended March 31, 2005 be included in the Company's Annual Report on Form 10‑K filed with Securities and Exchange Committee.

THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Michael L. Emmons, Chairman
Walter W. Faster
Michael Nakonechny
Joseph E. Whitters
Richard W. Young

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STOCK PERFORMANCE GRAPH

The following graph compares the yearly percentage changes in the cumulative total shareholder return on the Company's common stock with the cumulative total return on (i) Mentor Corporation; (ii) NYSE Composite; and (iii) the Coredata Industry Group 521-Medical Appliances and Equipment Index ("Coredata Industry Index") during the five fiscal years ended March 31, 2005. The comparison assumes $100 was invested on April 1, 2000 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

INDEX	03/31/00	03/31/01	03/31/02	03/31/03	03/31/04	03/31/05
Mentor Corporation	100.00	83.74	134.85	128.42	230.09	250.29
NYSE Composite	100.00	93.33	97.94	100.66	128.82	132.72
Coredata Industry Index	100.00	99.56	104.38	78.46	113.37	122.54

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Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings, nor are such Report or Graph to be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, among others, to file with the Securities and Exchange Commission (the "SEC") and New York Stock Exchange an initial report of ownership of the Company's stock on Form 3 and reports of changes in ownership on a Form 4 or a Form 5.  Persons subject to Section 16 are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.  Under SEC rules, certain forms of indirect ownership and ownership of Company stock by certain family members are covered by these reporting rules.  As a matter of practice, the Company's administrative staff assists the Company's executive officers and directors in preparing initial reports of ownership, reports of changes in ownership and in filing these reports on their behalf.

To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except with respect to the following items, which  were not timely filed:  Mr. Conway's Form 4s for two transactions reporting sales of Company stock, Mr. Whitters' Form 4s reporting two separate stock option grants, and Mr. Levine's Form 4 to report a purchase of Company stock.  Form 4s reporting these transactions were subsequently filed.  In addition, Form 4s for various officers were not timely filed (Mr. Levine, Mr. McFarland, Dr. Maher Michael, Ms. Beauchamp, Ms. Ullery, Mr. Scherff, and Mr. Shepard) for the simultaneous grant of stock options to each such officer; these Form 4s were subsequently filed one business day late.

CERTAIN TRANSACTIONS

On December 13, 2004, the Company repurchased 1,500,000 shares of its common stock from two investment partnerships managed by VA Partners, LLC, at the time our largest shareholder, at a purchase price of $33.85 per share, the closing price of the common stock on the NYSE on that date.  On December 14, the Company repurchased an additional 750,000 shares of its common stock from the same investment partnerships at $34.00 per share, a discount to the $34.41 closing price on the NYSE on that date.  The 2.25 million shares were repurchased for a total of $76.3 million pursuant to the Company's continuing stock repurchase program and represented approximately 5% of outstanding shares before the occurrence of the transactions.   VA Partners, LLC, through several of its investment partnerships, owned 6.9 million shares representing approximately 16% of our outstanding common stock prior to these transactions.  Mr. Jeff Ubben, a managing member of VA Partners, LLC, is a member of Mentor's Board of Directors.  The Company's Audit Committee evaluated and pre-approved the transactions.

Since 1991 the Company has had an exclusive agreement with Rochester Medical Corporation ("Rochester") a publicly traded company, to market and distribute certain external catheter products developed by Rochester.  The Company purchased $3.1 million of products from Rochester under the agreement during fiscal year 2005.  Three siblings of Christopher J. Conway, the former Chairman of the Company, own approximately 24% of Rochester shares.  Two of the siblings serve as directors and executive officers of Rochester.

Dr. Maher Michael, M.D., was employed as Vice President and Medical Director of the Company through March 2005.  Dr. Maher Michael, M.D., is the brother of Mr. Adel Michael, former Vice Chairman.  In fiscal 2005, Dr. Michael was paid total cash compensation of $605,455, including base salary of $237,866, plus a bonus of $100,980, other benefits of $11,609, and severance of $255,000.  In fiscal 2005, Dr. Michael also received non cash compensation of options to purchase 7,500 shares of Mentor's common stock at an exercise price of $32.15 per share.

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DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2006 Annual Meeting must be received no later than April 1, 2006, in order to be included in the proxy statement and form of proxy relating to that meeting.  However, if the date of the 2006 Annual Meeting is changed by more than 30 days from the date of this year's Annual Meeting (September 14th), then the deadline for submission of shareholder proposals would be a reasonable time before the Company begins to print and mail its proxy materials.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, the Company's shareholders are notified that the deadline for providing the Company with timely notice of any shareholder proposal to be submitted outside the Rule 14a-8 process for consideration at the 2006 Annual Meeting will be June 15, 2006.  As to matters which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposals shall be granted to the persons designated in the Company's proxy related to the 2006 Annual Meeting.

SHAREHOLDERS COMMUNICATIONS WITH DIRECTORS

Company shareholders who want to communicate with the Board of Directors or any individual director can write to the following address:

Mentor Corporation
Attention:  Corporate Secretary
201 Mentor Drive
Santa Barbara, CA  93111

 OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/A. CHRISTOPHER FAWZY
A. Christopher Fawzy
Secretary

Dated:  July 29, 2005

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: MENTOR CORPORATION, 201 MENTOR DRIVE, SANTA BARBARA, CALIFORNIA, 93111.  OUR SEC FILINGS ARE ALSO AVAILABLE ON THE COMPANY'S WEBSITE UNDER "INVESTOR RELATIONS" AT http://www.mentorcorp.com AND THE SEC's WEBSITE AT http://www.sec.gov.

41

MENTOR CORPORATION
ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 14, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF MENTOR CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2005 Annual Meeting of Shareholders of Mentor Corporation (the "Company"), to be held September 14, 2005 and the proxy statement, and hereby appoints Joseph E. Whitters and Joshua H. Levine, and each of them, as attorneys-in-fact, proxies with power of substitution to vote on behalf of the undersigned all shares of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Hotel Andalucia, 31 West Carrillo Street, Santa Barbara, California, at 10:00 a.m. (local time), on September 14, 2005, and any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1. To approve a decrease in the authorized number of members of the Board of Directors from eleven to nine.
 FOR	 AGAINST  ABSTAIN
2. To elect a Board of nine directors to serve until the next Annual Meeting, or until their successors are duly elected and qualified.
 FOR ALL nominees listed below*	 WITHHOLD AUTHORITY for all nominees listed below*	 EXCEPTIONS*

*INSTRUCTION: To vote for or withhold authority to vote for all nominees, check the appropriate box above; to withhold authority to vote for an individual while voting for others, check the "Exceptions" box and line through or otherwise strike out the name of the nominee(s) for whom authority is withheld.

Joseph E. Whitters, Michael L. Emmons, Walter W. Faster; Eugene G. Glover; Michael Nakonechny; Ronald J. Rossi; Jeffrey W. Ubben; Dr. Richard W. Young; Joshua H. Levine
3. To approve an amended and restated Long-Term Incentive Plan.
 FOR	 AGAINST  ABSTAIN
4. To approve an Employee Stock Purchase Plan:
 FOR	 AGAINST  ABSTAIN
5. To approve the amendment of the Company's Bylaws regarding the determination of the number of directors.
 FOR	 AGAINST  ABSTAIN
6. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2006.
 FOR	 AGAINST  ABSTAIN
7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE APPROVAL OF PROPOSAL NO. 1, FOR THE NOMINEES LISTED IN PROPOSAL NO. 2, FOR THE APPROVAL OF PROPOSAL NO. 3, FOR THE APPROVAL OF PROPOSAL NO. 4, FOR THE APPROVAL OF PROPOSAL NO. 5, AND FOR THE APPROVAL OF PROPOSAL NO. 6.  THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.  A MAJORITY OF THE PROXIES OR SUBSTITUTES PRESENT AT THE MEETING MAY EXERCISE ALL POWERS GRANTED HEREBY.

The undersigned hereby ratifies and confirms all that said attorneys-in-fact and proxies shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the annual meeting or any adjournment thereof.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

                                                                            Date:                                                         , 2005
Signature

                                                                            Date:                                                         , 2005
Signature

Please MARK, SIGN, DATE and RETURN this PROXY in the enclosed self-addressed envelope.

APPENDIX A

MENTOR CORPORATION

2005 LONG-TERM INCENTIVE PLAN

1.         PURPOSE OF PLAN

            The purpose of this Mentor Corporation 2005 Long-Term Incentive Plan (this "Plan") of Mentor Corporation, a
            Minnesota corporation (the "Corporation"), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.  This Plan amends and restates the Corporation's
            Amended 2000 Long-Term Incentive Plan.  The Share Limit set forth in Section 4.2 applies to awards granted under this Plan before and after this amendment and restatement of this Plan.  For purposes of clarity, no additional shares are added to the Share Limit as a result of this amendment and restatement.

2.         ELIGIBILITY

            The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons.  An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the
            Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this
            Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause
            (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation's compliance with any other applicable laws.  An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine.  As used herein, "Subsidiary"
            means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and "Board" means the Board of Directors of the Corporation.

3.         PLAN ADMINISTRATION

            3.1    The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator.  The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this
                    Plan.  Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law.  A committee may delegate some or all of its authority to another committee so constituted.  The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a)
                    to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan.  Unless otherwise provided in the Bylaws of the
                    Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting
                    Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

                    With respect to awards intended to satisfy the requirements for performance-based compensation under
                    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  Award grants, and transactions in or involving awards, intended to be exempt

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                    under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the
                    Exchange Act).  To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

            3.2    Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

                    (a)    determine eligibility and, from among those persons determined to be eligible, the particular
                            Eligible Persons who will receive an award under this Plan;

                    (b)    grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

                    (c)    approve the forms of award agreements (which need not be identical either as to type of award or among participants);

                    (d)    construe and interpret this Plan and any agreements defining the rights and obligations of the
                            Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

                    (e)    cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under
                            Section 8.6.5;

                    (f)     accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature)
                            subject to any required consent under Section 8.6.5;

                    (g)    adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise price of any option;

                    (h)    determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

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                    (i)     determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

                    (j)     acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

                    (k)    determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

            3.3    Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the
                    Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.  Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

            3.4    Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the
                    Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation.  No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

            3.5    Delegation.  The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.        SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

            4.1    Shares Available.  Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its
                    Common Stock held as treasury shares.  For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under
                    Section 7.1.

            4.2    Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan is 6,000,000 shares (the "Share Limit").  The following limits also apply with respect to awards granted under this Plan:

                    (a)    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 6,000,000 shares.

                    (b)    The maximum number of shares of Common Stock subject to options that are granted during any fiscal year to any individual under this Plan is 500,000 shares.

                    (c)    The maximum number of shares of Common Stock subject to all awards that are granted during any fiscal year to any individual under this Plan is 500,000 shares.  This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

                    (d)    Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

                    Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

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            4.3    Awards Settled in Cash, Reissue of Awards and Shares.  To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan.
                    In the event that shares of Common Stock are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this
                    Plan.  To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued.  Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan.  Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.  The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

            4.4    Reservation of Shares; No Fractional Shares; Minimum Issue.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash).
                    No fractional shares shall be delivered under this Plan.  The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.  No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.        AWARDS

            5.1    Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person.  Awards may be granted singly, in combination or in tandem.  Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries.  The types of awards that may be granted under this Plan are:

                    5.1.1    Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of
                                Common Stock during a specified period as determined by the Administrator.  An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO).  The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option.  The maximum term of each option (ISO or nonqualified) shall be ten (10)
                                years.  The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option, except in the case of a stock option granted retroactively in tandem with or as a substitution for another award, the per share exercise price may be no lower than the fair market value of a share of Common Stock on the date such other award was granted (to the extent consistent with Sections 422 and 424 of the Code in the case of options intended as incentive stock options).  When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

                    5.1.2    Additional Rules Applicable to ISOs.  To the extent that the aggregate fair market value
                                (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both
                                Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the
                                Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required

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                                by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options.  In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first.  To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the
                                Administrator may, in the manner and to the extent permitted by law, designate which shares of
                                Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO.  ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term
                                "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question).
                                There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code.  No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                    5.1.3    Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the
                                Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

            5.2   Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.3 above may be, and options granted with an exercise price not less than the fair market value of a share of Common Stock at the date of grant ("Qualifying Options")
                    typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards").  The
                    grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of
                    Qualifying Options, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation's subsidiaries, segments, divisions or business units, or any combination of the foregoing.
                    Any Qualifying Option shall be subject only to the requirements of Sections 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the
                    Code.  Any other Performance-Based Award shall be subject to all of the following provisions of this
                    Section 5.2.

                    5.2.1     Class; Administrator.  The eligible class of persons for Performance-Based Awards under this
                                Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries.  The
                                Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

                    5.2.2     Performance Goals.  The specific performance goals for Performance-Based Awards (other than
                                Qualifying Options) shall be, on an absolute or relative basis, established based on one or more of the following business criteria ("Business Criteria") as selected by the Administrator in its sole discretion:  earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total shareholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof.  These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries.  To qualify awards as

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                                performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.  Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.  The applicable performance measurement period may not be less than three months nor more than 10 years.

                    5.2.3     Form of Payment; Maximum Performance-Based Award.  Grants or awards under this
                                Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.  Grants of Qualifying Options to any one participant in any one fiscal year shall be subject to the limit set forth in Section 4.2(b).  The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and other than cash awards covered by the following sentence) that are granted to any one participant in any one fiscal year shall not exceed 100,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1.  In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one fiscal year shall not exceed
                                $1,000,000.  Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

                    5.2.4    Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than
                                Qualifying Options) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

                    5.2.5    Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

                    5.2.6    Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options) shall terminate upon the first meeting of the Corporation's shareholders that occurs in the fifth year following the year in which the Corporation's shareholders first approve this restated Plan.

            5.3    Award Agreements.  Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award.  The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation.  The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

           5.4    Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose.
                    The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan.  The
                    Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

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            5.5    Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

                    •    services rendered by the recipient of such award;

                    •    cash, check payable to the order of the Corporation, or electronic funds transfer;

                    •    notice and third party payment in such manner as may be authorized by the Administrator;

                    •    the delivery of previously owned shares of Common Stock;

                    •    by a reduction in the number of shares otherwise deliverable pursuant to the award; or

                    •    subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

                    In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law.
                    In the event that the Administrator allows a participant to exercise an award by delivering shares of Common
                    Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery.  Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise.  The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefore and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied.  Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

            5.6    Definition of Fair Market Value.  For purposes of this Plan, "fair market value" shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common
                    Stock as reported on the composite tape for securities listed in the New York Stock Exchange
                    (the "Exchange") for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the closing price for a share of Common Stock as reported on said composite tape for the next preceding day on which sales of Common Stock were made on the Exchange.  The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing price for a share of Common Stock as reported on the composite tape for securities listed on the Exchange available on the date in question or the average of the high and low trading prices of a share of Common
                    Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.  If the Common Stock is no longer listed or is no longer actively traded on the
                    Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.  The
                    Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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            5.7    Transfer Restrictions.

                    5.7.1    Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this
                                Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

                    5.7.2    Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing.  Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be a transfer for value (other nominal consideration, settlement of marital property rights, or for interests in an entity in which more than fifty percent of the voting interests are held by the Eligible Person or by the Eligible Person's family members).

                    5.7.3    Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in
                                Section 5.7.1 shall not apply to:

                                (a)    transfers to the Corporation,

                                (b)    the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                                (c)    subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

                                (d)    if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

                                (e)    the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

            5.8    International Awards.  One or more awards may be granted to Eligible Persons who provide services to the
                    Corporation or one of its Subsidiaries outside of the United States.  Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this
                    Plan and approved by the Administrator.

6.        EFFECT OF TERMINATION OF SERVICE ON AWARDS

            6.1    General.  The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award.  If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator
                    shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the
                    date, if any, upon which such services shall be deemed to have terminated.

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           6.2    Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its
                    Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the
                    Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days.
                    In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires.  In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

            6.3    Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible
                    Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.        ADJUSTMENTS; ACCELERATION

            7.1    Adjustments.  Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common
                    Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the
                    Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

                    (a)    proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards,
                            (3) the grant, purchase, or exercise price of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to
                            Section 8.8.3(a)) the performance standards applicable to any outstanding awards, or

                    (b)    make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

                    The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the award.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

                    In any of such events, the Administrator may take such action prior to such event to the extent that the
                    Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.  In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

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            7.2    Automatic Acceleration of Awards.  Upon a dissolution of the Corporation or other event described in
                    Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its
                    Common Stock), then each then-outstanding option shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

            7.3    Possible Acceleration of Awards.  Without limiting Section 7.2, in the event of a Change in Control Event
                    (as defined below), the Administrator may, in its discretion, provide that any outstanding option shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award.  The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances.  For purposes of this
                    Plan, "Change in Control Event" means any of the following:

                    (a)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of either (1) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

                    (b)    Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the
                            Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (c)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding
                            Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the

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                            Corporation's assets directly or through one or more subsidiaries (a "Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding
                            Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no
                            Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business
                            Combination or Parent) beneficially owns, directly or indirectly, more than 20% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business
                            Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                    (d)    Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the
                            Corporation other than in the context of a transaction that does not constitute a Change in Control
                            Event under clause (c) above.

            7.4    Early Termination of Awards.  Any award that has been accelerated as required or contemplated by
                    Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

            7.5    Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event.  Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur.  The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve.  The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded.  To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

            7.6    Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

            7.7    Golden Parachute Limitation.  Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of
                    Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code.  If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the
                    Code, then the participant may by written notice to the Corporation designate the order in which such

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                    parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.
                    Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the
                    Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the
                    Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or
                    Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a "gross-up" as opposed to a
                    "cut-back" in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8.        OTHER PROVISIONS

            8.1    Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements)
                    and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

            8.2    No Rights to Award.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

            8.3    No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this
                    Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this
                    Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

            8.4    Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards.  No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the
                    Corporation or one of its Subsidiaries by reason of any award hereunder.  Neither the provisions of this Plan
                    (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person.  To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the
                    Corporation.

            8.5    Tax Withholding.  Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

                    (a)    require the participant (or the participant's personal representative or beneficiary, as the case may be)
                            to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

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                    (b)    deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the
                            Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

                    In any case where a tax is required to be withheld in connection with the delivery of shares of Common
                    Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment.  In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.  The Corporation may, with the Administrator's approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

            8.6    Effective Date, Termination and Suspension, Amendments.

                    8.6.1    Effective Date.  This Plan is effective as of July 25, 2005, the date of its approval by the Board
                                (the "Effective Date").  This Plan shall be submitted for and subject to shareholder approval no later than twelve months after the Effective Date.  Unless earlier terminated by the Board, this
                                Plan shall terminate at the close of business on the day before the tenth anniversary of the
                                Effective Date.  After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                    8.6.2    Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part.  No awards may be granted during any period that the Board suspends this Plan.

                    8.6.3    Shareholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

                    8.6.4     Amendments to Awards.  Without limiting any other express authority of the Administrator under
                                (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards.  Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

                    8.6.5     Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change.  Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

            8.7    Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this
                    Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common
                    Stock not actually delivered to and held of record by the participant.  No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

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            8.8    Governing Law; Construction; Severability.

                    8.8.1    Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Minnesota.

                    8.8.2    Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                    8.8.3    Plan Construction.

                                (a)    Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act.  Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

                            (b)    Section 162(m).  Awards under Section 5.1.3 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m)
                                        of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award.  It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

            8.9   Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

            8.10  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.
                    Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its
                    Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.  The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.  Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the
                    Share Limit or other limits on the number of shares available for issuance under this Plan.

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            8.11  Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the
                    Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

            8.12  No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the
                    Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the
                    Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any
                    Subsidiary.  No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any
                    employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

            8.13  Other Company Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the
                    Administrator expressly otherwise provides or authorizes in writing.  Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

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APPENDIX B

MENTOR CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

MENTOR CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

            The following constitute the provisions of the Mentor Corporation Employee Stock Purchase Plan.

1.         PURPOSE

            The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.  This Plan is also intended to encourage Eligible
            Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.         DEFINITIONS

            Capitalized terms used herein which are not otherwise defined shall have the following meanings.

                        "Account" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

                        "Board" means the Board of Directors of the Corporation.

                        "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

                        "Commission" means the U.S. Securities and Exchange Commission.

                        "Committee" means the committee appointed by the Board to administer this Plan pursuant to
                        Section 12.

                        "Common Stock" means the Common Stock, par value $0.10 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

                        "Compensation" means (1) if the Eligible Employee is a salaried employee, the Eligible Employee's regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee's regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the Eligible Employee's regularly scheduled work week(s) during the relevant period of time.  Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code.  Any other form of remuneration is excluded from Compensation, including (but not limited to) the following:  overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.  Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the
                        Corporation or any Subsidiary.

                        "Contributions" means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

                        "Corporation" means Mentor Corporation, a Minnesota corporation, and its successors.

                        "Effective Date" means May 26, 2005, the date this Plan was adopted by the Board.

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                        "Eligible Employee" means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary."  Notwithstanding the foregoing,
                        "Eligible Employee" shall not include any employee:

                        (a)        who has been employed by the Corporation or a Subsidiary for less than one (1) year; or

                        (b)        whose customary employment is for 20 hours or less per week; or

                        (c)        whose customary employment is for not more than five months in a calendar year.

                        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

                        "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

                        "Exercise Price" means the per share exercise price of an Option as determined in accordance with
                        Section 8(b).

                        "Fair Market Value" on any date means:

(a)         if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal, or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in The Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

(b)         if the Common Stock is not listed or admitted to trade on a national securities exchange, but is traded on the Nasdaq National Market or the Nasdaq SmallCap Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)         in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

"Grant Date" means, with respect to an Offering Period, the first day of that Offering Period.

"Individual Limit" has the meaning given to such term in Section 4(b).

"Offering Period" means the three (3) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided further that the Grant Date for an Offering Period may not occur on or before the Exercise Date for the immediately preceding Offering Period.

"Option" means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

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"Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

"Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

"Participation Agreement " means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

"Participating Subsidiary" shall have the meaning given to such term in Section 19(e).

"Plan" means this Mentor Corporation Employee Stock Purchase Plan, as it may be amended from time to time.

"Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.         ELIGIBILITY

            Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.         STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

            (a)        Aggregate Share Limit.  Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares.  The maximum number of shares of Common
                        Stock that may be delivered pursuant to Options granted under this Plan is 400,000 shares, subject to adjustments pursuant to Section 17.

            (b)        Individual Share Limit.  The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 1,500, subject to adjustments pursuant to Section 17 (the "Individual Limit").  The Committee may amend the Individual
                        Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without shareholder approval.

            (b)        Shares Not Actually Delivered.  Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.         OFFERING PERIODS

            During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each
            Offering Period to all Participants in that Offering Period.  Unless otherwise specified by the Committee in advance of the Offering Period, an Offering Period that commences on or about July 1 will end the following December 31 and an Offering Period that commences on or about January 1 will end the following June 30.  Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted.  The term

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            of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that
            Offering Period.  The first Offering Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date.  Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to
            Section 4.

6.         PARTICIPATION

            (a)        Enrollment.  An Eligible Employee may become a participant in this Plan by completing a Participation
                        Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate).  To become effective, a Participation Agreement must be signed by the Eligible Employee and be filed with the
                        Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Compensation to be credited to the Participant's
                        Account as Contributions each pay period.

            (b)        Contribution Limits.  Notwithstanding the foregoing, a Participant may not elect to contribute more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable
                        Offering Period) of his or her Compensation during any one pay period as Plan Contributions.  The
                        Committee also may prescribe other limits, rules or procedures for Contributions.

            (c)        Content and Duration of Participation Agreements.  Participation Agreements shall contain the Eligible
                        Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions.  An Eligible Employee's Participation Agreement, and his or her
                        participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1)
                        the Eligible Employee's participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new
                        Participation Agreement be executed and filed with the Corporation.

7.         METHOD OF PAYMENT OF CONTRIBUTIONS

            (a)        Participation Accounts.  The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant.  The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date.  A
                        Participant may not make any additional payments to his or her Account.  A Participant's Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

            (b)        Payroll Deductions.  Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in
                        Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

            (c)        Changes in Contribution Elections.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election.  Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Participation
                        Agreements are not permitted.

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            (c)        Changes in Contribution Elections.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election.  Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Participation
                        Agreements are not permitted.

            (d)        Discontinuance of Plan Contributions (Other Than a Withdrawal).  A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election.  Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation's receipt of such election.

            (e)        Withdrawal During an Offering Period.  A Participant may terminate his or her Contributions during an
                        Offering Period (and receive a distribution of the balance of his or her Account in accordance with
                        Section 11) by completing and filing with the Corporation, in such form and on such terms as the
                        Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the
                        Participant.  Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.  A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that
                        Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date).  Partial withdrawals of Accounts are not permitted.

            (f)         Leaves of Absence.  During leaves of absence approved by the Corporation or a Participating
                        Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a
                        Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.         GRANT OF OPTION

            (a)        Grant Date; Number of Shares.  On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of shares of Common
                        Stock.  The Option shall be exercised on the Exercise Date.  The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limits of Section 8(c).

            (b)        Exercise Price.  The Committee shall establish the method for determining the Exercise Price per share of the shares subject to an Option for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b).  The Committee may provide prior to the start of an Offering Period that the Exercise Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market  Value of a share of Common Stock on the Grant Date of that
                        Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Exercise Date of that
                        Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of that Offering Period or the Fair Market Value of a share of Common Stock on the Exercise Date of that
                        Offering Period.  Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

            (c)        Limits on Share Purchases.  Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in the effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

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                                    (1)        it would, if exercised, cause the person to own stock (within the meaning of Section
                                                423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

                                    (2)        such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary
                                                (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

                        For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year.  In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.         EXERCISE OF OPTION

            (a)        Purchase of Shares.  Unless a Participant withdraws pursuant to Section 7(e) or the Participant's Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the
                        Participant's part, and the maximum number of whole shares of Common Stock subject to such Option
                        (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such
                        Participant's Account.

            (b)        Account Balance Remaining After Purchase.  If any amount which is not sufficient to purchase a whole share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date:
                        (1) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the
                        Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.  If the share limit of Section 4(a) is reached, any amount that remains in a
                        Participant's Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.  If any amount which exceeds the limits of Section 8(c)
                        remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.       DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant.  In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority.  If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

B-6

11.       TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

            (a)        General.  Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible
                        Employee for any reason (including, without limitation, due to the Participant's death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's
                        Account shall be paid to him or her (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 13) in cash, and such Participant's Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible
                        Employee.

            (b)        Change in Eligible Status; Leave.  If a Participant (1) ceases to be an Eligible Employee during an
                        Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date
                        (for example, and without limitation, due to a change in the Participant's employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant's employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the
                        Participant's customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an
                        employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such
                        Participant's Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's
                        Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant's Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

            (c)        Re-Enrollment.  A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period.  However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.  A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Participation Agreement and such
                        Participant must file a new Participation Agreement to resume Plan participation in any succeeding
                        Offering Period.

            (d)        Change in Subsidiary Status.  For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this
                        Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.       ADMINISTRATION

            (a)        The Committee.  The Board shall appoint the Committee, which shall be composed of not less than two members of the Board.  The Board may, at any time, increase or decrease the number of members of the
                        Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise.  The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the
                        Board assumes the administration of only certain aspects of this Plan) to the "Committee" shall be deemed to be references to the Board.  Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.  No member of the
                        Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

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            (b)        Powers and Duties of the Committee.  Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any
                        Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

            (c)        Decisions of the Committee are Binding.  Any action taken by, or inaction of, the Corporation, any
                        Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

            (d)        Indemnification.  Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

            (e)        Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the
                        Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation.  No director, officer or agent of the Corporation or any
                        Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

            (f)         Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.       DESIGNATION OF BENEFICIARY

            If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant's Account under this Plan in the event of such Participant's death.  If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located.  The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.  Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

            If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such
            Participant's death (or in the event the Committee does not permit beneficiary designations under this Plan), the
            Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the
            Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

            If a Participant's death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant's death, then any shares purchased for that Offering Period and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13).  If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

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14.       TRANSFERABILITY

            Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of
            Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant.  Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan.  Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the
            Participant or, in the event of the Participant's death, the Participant's beneficiary pursuant to Section 13.

15.       USE OF FUNDS; INTEREST

            All Contributions received or held by the Corporation under this Plan will be included in the general assets of the
            Corporation and may be used for any corporate purpose.  Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of
            Account balances, refunds of Account balances, or otherwise).  Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.       REPORTS

            Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date.
            Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.       ADJUSTMENTS OF AND CHANGES IN THE STOCK

            Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any)
            and at such time as it deems appropriate and equitable in the circumstances:

            (a)        proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

            (b)        make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

            The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

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            In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the
            Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

18.       POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

            Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that
            Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options.  In the event a
            Participant's Option is terminated pursuant to this Section 18 without a provision having been made by the
            Board for a substitution, exchange or other settlement of the Option, such Participant's Account shall be paid to him or her in cash without interest.

19.       TERM OF PLAN; AMENDMENT OR TERMINATION

            (a)        Effective Date.  Subject to Section 19(b), this Plan shall become effective as of the Effective Date.

            (b)        Shareholder Approval.  Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the shareholders of the Corporation within twelve months after the Effective Date.  Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued or delivered under this Plan until such shareholder approval is obtained and, if such shareholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant's Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

            (c)        Termination.  No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19.  In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this
                        Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants'
                        Account balances.

            (d)        Board Amendment Authority.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice.  Shareholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan.  No Options may be granted during any suspension of this Plan or after the termination of this
                        Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.  No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change.  Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

            (e)        Certain Additional Committee Authority.  Notwithstanding the amendment provisions of Section 19(d) and without limiting the Board's authority thereunder and without limiting the Committee's authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the
                        Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any
                        Subsidiary that may first become such after the date shareholders first approve this Plan) (each a
                        "Participating Subsidiary"), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the
                        Code and applicable rules and regulations thereunder).  Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change.  Any such change shall not require shareholder approval.

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20.       NOTICES

            All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.       CONDITIONS UPON ISSUANCE OF SHARES

            This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.       PLAN CONSTRUCTION

            (a)        Section 16.  It is the intent of the Corporation that transactions involving Options under this Plan (other than "Discretionary Transactions" as that term is defined in Rule 16b-3(b)(1) promulgated by the
                        Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary
                        Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c)
                        promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible.
                        Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

            (b)        Section 423.  This Plan and Options are intended to qualify under Section 423 of the Code.  Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the
                        Code) under this Plan, subject to differences in Compensation among Participants and subject to the
                        Contribution and share limits of this Plan.

            (c)        Interpretation.  If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict.  If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.       EMPLOYEES' RIGHTS

            (a)        No Employment Rights.  Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any  Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person's compensation or other benefits or to terminate his or her employment or other service, with or without cause.  Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

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            (b)        No Rights to Assets of the Company.  No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder.  Neither the provisions of this Plan (or of any Participation
                        Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary
                        or other person.  To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

            (c)        No Shareholder Rights.  A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant.  No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24.       MISCELLANEOUS

            (a)        Governing Law.  This Plan, the Options, Participation Agreements and other documents related to this
                        Plan shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

            (b)        Severability.  If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

            (c)        Captions and Headings.  Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference.  Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

            (d)        No Effect on Other Plans or Corporate Authority.  The adoption of this Plan shall not affect any other
                        Corporation or Subsidiary compensation or incentive plans in effect.  Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the
                        Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.  Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.        TAX WITHHOLDING

            Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant's Account balance as of an Exercise Date, before the exercise of the Participant's Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any
            Subsidiary may be required to withhold with respect to such exercise.  In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant's Account (after reduction for the tax withholding amount).

            Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary's tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an
            Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as

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            the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.        NOTICE OF SALE

            Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant
            Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

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